UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PMGC Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF THE 2026 ANNUAL STOCKHOLDERS MEETING
TO BE HELD ON June 5, 2026

To the Stockholders of PMGC Holdings Inc.:

You are invited to attend the 2026 Annual Meeting of Stockholders (“Annual Meeting”) of PMGC Holdings Inc. (the “Company,” “PMGC,” “our,” “we,” and “us”), which will be held on Friday, June 5, 2026, at [9:30 am]  Pacific Time. This year’s Annual Meeting will be a virtual meeting, conducted solely online at [*]. Hosting a virtual meeting will enable our stockholders to attend online and participate from any location around the world.

At the Annual Meeting, you will be asked to act on the following matters:

1.	to elect the following director nominees, Braeden Lichti, Graydon Bensler, George Kovalyov, Juliana Daley, and Jeffrey Parry to serve as members of the Company’s board of directors for the ensuing year or until his or her successors are elected;

2.	to approve an amendment to our Bylaws to provide for a staggered Board comprised of two classes of directors, designated Class I and Class II, with Class I Directors serving for three (3) year terms and Class II Directors serving for one (1) year terms;

3.	to ratify the appointment of HTL International, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and to allow our Board of Directors (“Board”) to set the remuneration for HTL; and

4.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

Only holders of record of shares of common stock, par value $0.0001 per share, and series B preferred stock, par value $0.0001 per share , at the close of business on April 27, 2026 are entitled to receive notice of and to vote at the Annual Meeting or any postponements or adjournments of the meeting. The accompanying proxy statement (“Proxy Statement”) contains details concerning the foregoing items, as well as information on how to vote your shares. We urge you to read and consider these documents carefully.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing the Proxy Statement, the Notice and proxy card on or about [*], 2026. The Proxy Statement and the Notice are also available at www.pmgcholdings.com/[*].

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon as possible.  We encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement. You can vote your shares electronically via the internet, by telephone or if applicable, by completing and returning the proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card you received in the mail, and the additional information in the accompanying Proxy Statement.

Additionally, we note that all applicable Common Stock share numbers, Series B Preferred Stock share numbers, option numbers, warrant numbers, other derivative security numbers and exercise and conversion prices appearing in the Proxy Statement and any related materials have been adjusted, unless otherwise stated. On January 6, 2026, the Company completed a reverse stock split at a 1:4 ratio, pursuant to which every four shares of Common Stock prior to the reverse stock split were converted into one (1) share of Common Stock post-reverse split. On March 10, 2026, the Company completed a reverse stock split at a 1:6 ratio, pursuant to which every six shares of Common Stock prior to the reverse stock split were converted into one (1) share of Common Stock post-reverse split. All current and comparative references to the number of Common Stock, warrants, options, weighted average number of Common Stock, and loss per share have been retrospectively adjusted to give effect to these reverse stock splits. On a combined basis, this reflects retrospectively a reverse stock split of 1:24.

Dated: [*], 2026	By Order of the Board of Directors of PMGC Holdings Inc.

Sincerely,

Braeden Lichti
Non-Employee, Non-Executive Chairman

NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section titled “Risk Factors,” and elsewhere, in the reports filed with the U.S. Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as may be required under applicable securities law.

PMGC HOLDINGS INC.

PROXY STATEMENT
FOR THE ANNUAL STOCKHOLDERS MEETING
TO BE HELD ON JUNE 5, 2026

TABLE OF CONTENTS

Page
NOTICE OF THE 2026 ANNUAL STOCKHOLDERS MEETING
NOTE REGARDING FORWARD-LOOKING STATEMENTS
PROXY STATEMENT	1
PROPOSAL 1 — ELECTION OF FIVE NOMINEES TO THE BOARD OF DIRECTORS	5
PROPOSAL 2 — AMENDMENT TO BYLAWS FOR STAGGERED BOARD	15
PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AND TO ALLOW THE BOARD OF DIRECTORS TO SET THE REMUNERATION FOR HTL	16
CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT	16
PROPOSAL 4 — APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1 AND 2 AT THE TIME OF THE ANNUAL MEETING	17
MANAGEMENT	18
EXECUTIVE COMPENSATION	18
DIRECTOR COMPENSATION	27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	36
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	38
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	47
ANNUAL REPORT ON FORM 10-K	48
WHERE YOU CAN FIND MORE INFORMATION ABOUT PMGC	48
OTHER MATTERS	49
APPENDIX A: 2026 EQUITY INCENTIVE PLAN	A-1
APPENDIX B: 2026 FORM OF AMENDED BYLAWS	B-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 5, 2026: Pursuant to the rules of the U.S. Securities and Exchange Commission (“SEC”) with respect to the Annual Meeting, we have elected to utilize the “Full Set Delivery” option of providing paper copies of our proxy materials by mail.

i

120 Newport Center Drive
Newport Beach, CA 92660

PROXY STATEMENT
FOR THE 2026 ANNUAL STOCKHOLDERS MEETING
JUNE 5, 2026

This proxy statement (this “Proxy Statement”) contains information related to the 2026 Annual Stockholders Meeting (the “Annual Meeting”) of PMGC Holdings Inc., which will be held at [9:30 am] Pacific Standard Time on Friday, June 5, 2026, and any postponements or adjournments of the meeting. We first mailed these proxy materials to stockholders on or about [*], 2026. In this Proxy Statement, “Company,” “PMGC,” “we,” “us,” and “our” each refer to PMGC Holdings Inc. and its subsidiaries.

ABOUT THE PROXY MATERIALS

We are furnishing proxy materials to our stockholders of record on April 27, 2026, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting to be held virtually at [Zoom link], at [9:30 a.m.] Pacific Standard Time on Thursday, June 5, 2026. This proxy is being solicited by the Board and the cost of solicitation of the proxies will be paid by the Company. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Only holders of record of shares of common stock, par value $0.0001 per share (the “Common Stock”), and series B preferred stock, par value $0.0001 per share (the “Series B Preferred Stock”) at the close of business on April 27, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting or any postponements or adjournments of the meeting. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of this Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the Notice and proxy card on or about [*], 2026. This Proxy Statement and the accompanying notice are also available at [*].

Additionally, we note that all applicable Common Stock share numbers, option numbers, warrant numbers, other derivative security numbers and exercise and conversion prices appearing in the Proxy Statement and any related materials have been adjusted. On January 6, 2026, the Company completed a reverse stock split at a 1:4 ratio, pursuant to which every four shares of Common Stock prior to the reverse stock split were converted into one (1) share of Common Stock post-reverse split. On March 10, 2026, the Company completed a reverse stock split at a 1:6 ratio, pursuant to which every six shares of Common Stock prior to the reverse stock split were converted into one (1) share of Common Stock post-reverse split. All current and comparative references to the number of Common Stock, warrants, options, weighted average number of Common Stock, and loss per share have been retrospectively adjusted to give effect to these reverse stock splits. On a combined basis, this reflects retrospectively a reverse stock split of 1:24 . All current and comparative references to the number of Common Stock, warrants, options, weighted average number of Common Stock, and loss per share have been retrospectively adjusted to give effect to these reverse stock splits, unless otherwise stated.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 5, 2026

This Proxy Statement and the enclosed proxy card are available at [*].

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, attend the Annual Meeting and follow the instructions.

●	By Internet. To vote by proxy via the Internet, follow the instructions described on the proxy card.

●	By Telephone. To vote by proxy via telephone within the United States and Canada, use the toll-free number on the proxy card.

●	By Mail. To vote by mail, complete, sign, and date the proxy card and return it in the envelope provided.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy using one of the methods described above to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker or other nominee, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker or other nominee, or contact them to request a proxy form.

●	By Internet. You may vote through the Internet if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Telephone. You may vote by telephone if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Mail. If you received a proxy card and voting instructions from the broker or other nominee holding your shares rather than from us, follow the instructions on the proxy card.

You may examine a list of the stockholders of record as of the close of business on April 27, 2026 for any purpose germane to the Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at 120 Newport Center Drive, Newport Beach, CA 92660.

What You Are Voting On

At the Annual Meeting, there are four (4) matters scheduled for a vote of the stockholders:

●	Election of Five Nominees to the Board of Directors. The election of the following five (5) director nominees, Braeden Lichti, Graydon Bensler, George Kovalyov, Juliana Daley, and Jeffrey Parry as members of the Company’s board of directors (the “Board”, the “Board of Directors”, or “Directors”), each individual to serve our Company for the ensuing year or until his or her successors are elected.

●	Amendment to Bylaws for Staggered Board. To amend our Bylaws (the “Amended Bylaws”) to provide for a Board with members serving for staggered terms, comprised of two classes of directors, designated Class I and Class II, with Class I Directors serving for three (3) year terms and Class II Directors serving for one (1) year terms;

●	Ratification of HTL International, LLC as Auditor and Remuneration to Auditor. The ratification of the appointment of HTL International, LLC (“HTL”) as our independent registered public accounting firm for the fiscal year ending on December 31, 2026, and to allow the Board to set the remuneration for HTL.

●	Adjournment of the Annual Meeting. The approval of adjournment of the Annual Meeting, if necessary, to solicit additional votes if there are insufficient votes at the time of the Annual Meeting to approve one or more of the proposals.

For the matters to be voted on, you may vote “For” or “Against” or abstain from voting. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Quorum and Required Votes

Only holders of record of shares of Common Stock and Series B Preferred Stock of the Company at the close of business on Record Date, which was April 27, 2026, are entitled to vote at the Annual Meeting or any postponements or adjournments of the meeting. As of the Record Date, PMGC had 4,543,751 shares of Common Stock outstanding and 6,372,874 shares of Series B Preferred Stock outstanding.

The presence at the meeting of 33 1/3% of the outstanding shares of capital stock entitled to vote, in person or by proxy relating to any matter to be acted upon at the meeting, is necessary to constitute a quorum for the meeting. Each outstanding share of Common Stock is entitled to one (1) vote. The Series B Preferred Stock votes together with the Common Stock as one class. Each outstanding share of Series B Preferred Stock is entitled to one (1) vote.

Proxies marked “Abstain” and broker “non-votes” will be treated as shares that are present for purposes of determining the presence of a quorum. An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have the discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares; as a result, the broker or other nominee is unable to vote those uninstructed shares. Abstentions and broker non-votes, while included for quorum purposes, will not be counted as votes “cast” for or “against” any proposal other than proposal 3, of which abstentions will have the effect of an “against” vote.

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers. Please note that brokers may not vote your shares on the election of directors or any non-routine matters if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

Proposal Number	Description	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Five Nominees to the Board of Directors: Braeden Lichti, Graydon Bensler, George Kovalyov, Juliana Daley, and Jeffrey Parry	Plurality of votes cast	Not voted	Not voted
2	Amendment to Bylaws for Staggered Board	Majority of outstanding shares	Against	Not voted
3	Ratification of HTL International, LLC as Auditor and Remuneration to Auditor	Majority of votes cast	Not voted	Not voted
4	Adjournment of Annual Meeting	Majority of votes cast	Not voted	Not voted

Recommendation of Board of Directors

Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. Specifically, the Board’s recommendations are as follows:

●	FOR the election of the following five (5) director nominees, Braeden Lichti, Graydon Bensler, George Kovalyov, Juliana Daley, and Jeffrey Parry as Directors, each individual to serve our Company for the ensuing year or until his or her successor is elected;

●	FOR the adoption of the Amended Bylaws to provide for a staggered Board comprised of two classes of directors, designated Class I and Class II, with Class I Directors serving for three (3) year terms and Class II Directors serving for one (1) year terms;

●	FOR the ratification of the appointment of HTL as our independent registered public accounting firm for the fiscal year ending on December 31, 2026, and to allow the Board of Directors to set the remuneration for HTL; and

●	FOR the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional votes if there are insufficient votes at the time of the Annual Meeting to approve one or more of the proposals.

The proxy holders will vote as recommended by the Board with respect to any other matter that properly comes before the Annual Meeting, including any postponements or adjournments thereof. If the Board on any such matter gives no recommendation, the proxy holders will vote in their own discretion.

Revocation of Proxies

After you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the acting Secretary of PMGC either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy.

Householding

The Securities & Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single copy of a notice and, if applicable, a proxy statement, to those security holders.

A single copy of the Notice, this Proxy Statement and proxy card will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from these stockholders. Once you have received notice from your broker, or from us, that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice and Proxy Statement, please notify your broker and also notify us by sending your written request to: PMGC Holdings Inc., 120 Newport Center Drive, Newport Beach, CA 92660, Attention: Corporate Secretary, or by calling (888) 445-4886.

A stockholder who currently receives multiple copies of the Notice or Proxy Statement at his, her or its address and would like to request “householding” should also contact its broker and notify us using the contact information above.

Voting Procedures and Tabulation of Votes

Our inspector of election, a representative from Broadridge, will tabulate votes cast by proxy, in person or otherwise at the Annual Meeting. We will also report the results in a Current Report on Form 8-K filed with the SEC within four (4) business days of the Annual Meeting.

Questions

If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting online at [*] and vote at that time and/or would like copies of any of the documents referred to in this Proxy Statement, contact Investor Relations at (888) 445-4886.

PROPOSAL 1

ELECTION OF FIVE NOMINEES TO THE BOARD OF DIRECTORS

At the Annual Meeting, you will be asked to elect five (5) directors to the Board. The following current directors have been nominated for re-election at the Annual Meeting: Braeden Lichti, Graydon Bensler, George Kovalyov, Juliana Daley, and Jeffrey Parry. Each of the nominees recommended by the Board has consented to serving as nominees for election to the Board, to being named in this Proxy Statement, and to serving as members of the Board if re-elected at the Annual Meeting. As of the date of this Proxy Statement, the Company has no reason to believe that any of the Board’s nominees will be unable or unwilling to serve if elected as a director.  However, if for any reason any of the Board’s nominees become unable to serve or for good cause will not serve if elected, the Board, upon the recommendation of its Nominating and Corporate Governance Committee, may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominee. If any substitute nominees are so designated, the Company will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

In reviewing and considering potential nominees for the Board, the Nominating and Corporate Governance Committee evaluated multiple factors in assessing the nominees’ qualifications. The Nominating and Corporate Governance Committee evaluated whether a candidate had extensive and relevant leadership experience, including an understanding of the complex challenges of enterprise leadership. The Nominating and Corporate Governance Committee also evaluated whether an appropriate candidate has appropriate experience and education in some or all of the key areas stated in the subsection “Consideration of Director Nominees.”

For your review and consideration, a biography of each nominee for Director is contained in this Proxy Statement under the following section titled “Board of Directors and Corporate Governance.” Each director nominee set forth in this Proxy Statement and elected at the Annual Meeting will serve until the 2027 Annual Meeting of Stockholders and until such individual’s successor is duly elected and qualified.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board is currently comprised of five (5) members, four (4) non-employee, non-executive directors (Mr. Lichti, Mr. Parry, Ms. Daley, and Mr. Kovalyov) and Mr. Bensler, including one (1) non-employee director providing Chief Executive Officer services through GB Capital Ltd, a British Columbia, Canada corporation wholly owned by Mr. Bensler. At each annual meeting of stockholders, each director is elected to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until his or her death, resignation or removal.

The Board has unanimously determined that Mr. Parry, Ms. Daley, and Mr. Kovalyov are “independent” directors, as such term is defined in the rules (the “Stock Market Rules”) of The Nasdaq Stock Market LLC (“Nasdaq”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s corporate governance principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

To facilitate this determination, annually each director completes a questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Nominating and Corporate Governance Committee of the Board (“Nominating Committee”) and the Board with relevant facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines.

The following table sets forth the names, ages as of the date of this Proxy Statement for each current member of the Board. Full biographical information for each member is set forth below.

Name	Age	Position
Executive Officers:
Graydon Bensler	34	Non-Employee Chief Executive Officer, Chief Financial Officer and Director
Non-Executive Directors:
Braeden Lichti	41	Non-Employee, Non-Executive Chairman of the Board
Jeffrey Parry(1)(2)(3)	64	Independent Director and Chair of Nominating Committee
George Kovalyov(1)(2)(3)	39	Independent Director and Chair of Compensation Committee
Juliana Daley(1)(2)(3)	36	Independent Director and Chair of the Audit Committee

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating Committee.

Each of our Directors serves for a term of one year ending on the date of the subsequent annual meeting of stockholders following the annual meeting at which such Director was elected. Notwithstanding the foregoing, each Director is to serve until his or her successor is elected and qualified or until his death, resignation or removal. Our Board appoints our officers, and each officer is to serve until his or her successor is appointed and qualified or until his or her death, resignation or removal.

Graydon Bensler, CFA, Non-Employee Chief Executive Officer, Chief Financial Officer and Director

Mr. Bensler has served as our Chief Executive Officer since June 2024 and Chief Financial Officer since inception and a director since June 9, 2020. Mr. Bensler is a financial professional and analyst with over eight years of experience in financial consulting and management for both private businesses and US/Canadian publicly traded companies and is a CFA Charterholder (CFA). Mr. Bensler is the founder and sole owner of GB Capital Ltd, a privately held holding company he founded in 2019 and which company is engaged in capital markets advisory, financial consulting, and management. In 2017, Mr. Bensler co-founded an education technology curriculum management and scheduling company that was implemented in academic schools in Canada and the United States. From 2017 to 2019, Mr. Bensler was an account manager at a leading Canadian investor relations firm where he represented publicly traded companies across a wide range of sectors and worked directly with investment banks, investment brokers and company executives and directors. During his tenure at this investor relations firm, Mr. Bensler created and conveyed messaging about his clients’ strategic position in the market and successfully guided several companies through multiple financings. From 2019 to 2021, Mr. Bensler was a Senior Associate at Evans & Evans, a Canadian boutique investment banking firm where he led valuations and going public transactions for Canadian and United States companies. In this capacity, Mr. Bensler gained strong knowledge of the capital markets, public company compliance requirements, and regularly interfaced with regulators, auditors, board and executive management. We believe that Mr. Bensler’s past experience as our Chief Financial Officer, his familiarity with both the banking and the financial consulting sectors and his having served as an account manager for similarly situated companies makes him a qualified Director for our Company.

Mr. Bensler received his Bachelor of Management and Organizational Studies degree from the University of Western Ontario, with specialization in Finance, and is a CFA Charterholder.

Braeden Lichti, Non-Employee, Non-Executive Chairman of the Board

Braeden Lichti has served as Non-Executive Chairman of the Board from June 21, 2024 to the present. Mr. Lichti, together with his organization NorthStrive Companies Inc, led the restructuring and repositioning of what was formerly Elevai Labs into PMGC, a diversified public holding company focused on acquiring and scaling operating businesses.

Mr. Lichti has served as Chief Executive Officer of BWL Investments Ltd., a privately held investment and holding company, since its founding in 2016. He is also the Founder and Chief Executive Officer of NorthStrive Companies, Inc., a U.S.-based investment and advisory firm, since 2021.

From October 8, 2024 to November 17, 2025, Mr. Lichti served as a member of the Board of Directors of Qualigen Therapeutics, Inc. (NASDAQ:QLGN). During his tenure, the Company completed a $41 million private investment in public equity (PIPE) financing led by Faraday Future Intelligent Electric Inc. (NASDAQ:FFAI), resulting in a change of control, board reconstitution, and a strategic transformation of the business toward a new operating model.

Mr. Lichti has also been involved with Hydromer, Inc. (OTC:HYDI), where Northstrive Companies Inc. was an advisor and significant shareholder. During this period, the Company secured a strategic investment from jMedtech, a global medical device company, resulting in a change of control, board reconstitution, and the establishment of an expanded international platform within the medical device coatings industry.

Mr. Lichti has over a decade of experience in public markets, mergers and acquisitions, capital formation, and corporate restructuring. He has been directly involved in multiple public company transactions, including initial public offerings, reverse mergers, recapitalizations, and strategic investments.

Mr. Lichti’s experience in driving corporate transformation, capital markets execution, and shareholder value creation, as well as past experience as a company founder, Director and advisor, makes him a qualified Director of our Company.

Jeffrey Parry, Independent Director, Chair of the Nominating Committee and member of the of Audit Committee and Compensation Committee

Mr. Parry was appointed as an independent director in June 2023 and is a partner of Mystic Marine Advisors LLC, a Connecticut based advisory firm he founded in 1998 focused on emerging and turnaround situations for strategic and financial stakeholders. Jeffrey served as Executive Chairman of TBS Shipping Limited from 2012 to 2018 where he led a successful restructuring and co-founded Valhalla Shipping, Inc with an $167 million equity investment by institutional investors. From July 2008 to October 2009, Mr. Parry was the Chief Executive Officer of Nasdaq-listed Aries Maritime Transport Limited and led a successful turn-around and sale to strategic investors. Mr. Parry was a Managing Director of Poten & Partners, an international energy advisor, from 2001 to 2007 where in 2006 he co-founded Poten Capital Services LLC, a New York based broker-dealer. Earlier in his career, Mr. Parry founded Cool FM and 7X Television in Athens, Greece and served as President of One Fifth Avenue Apartment Corporation. Since 2010, Jeffrey has served as an independent director of Nasdaq listed Globus Maritime Ltd. where he sits on the audit committee. Mr. Parry holds a BA from Brown University and MBA from Columbia University. His educational and professional experience in business, his background and familiarity in investment banking, and his having served as a director of a company listed on Nasdaq makes him a qualified Director candidate for our Company.

George Kovalyov, Independent Director, Chair of the Compensation Committee and member of the of Audit Committee and Nominating Committee

Mr. Kovalyov has acted as Chief Financial Officer and Treasurer of Marizyme, Inc. since December 2021. Since November 2022, Mr. Kovalyov has also been a director of DGTL Holdings Inc. Previously he served as the chief operating officer and director of Health Logic Interactive Inc. (“HLII”) from September 2020 to November 2021, and as HLII’s chief financial officer from December 2021 to September 2022. In addition, Mr. Kovalyov served as a director and audit committee member of Margaret Lake Diamonds Inc. from January 2021 to August 2022. From September 2018 to September 2020, Mr. Kovalyov was VP of Finance and director of Phivida Holdings Inc., a brand of cannabidiol-infused foods, beverages and clinical products. From October 2016 to September 2020, Mr. Kovalyov was the principal owner of Schindler and Company, an accounting consulting firm. Mr. Kovalyov is a chartered accountant and is a member of Chartered Professional Accountants of Canada. Mr. Kovalyov is qualified to serve on the Board due to his extensive accounting and finance experience.

Juliana Daley, CPA Independent Director, Chair of the Audit Committee and member of the of Compensation Committee and Nominating Committee

Ms. Daley was appointed as an independent director in June 2023 and holds over eleven years of accounting, controller, and financial reporting experience in the public sector. Ms. Daley has worked a variety of industries in both the United States and Canada. Since July 2021, Ms. Daley has served as Manager of Accounting at Anavex Life Sciences Corp. (NASDAQ: AVXL), a clinical-stage biopharmaceutical company based in New York, NY that is focused on developing treatments for debilitating neurodegenerative and neurodevelopmental diseases. In addition, from August 2021 to July 2022, she served as an independent director and audit committee chair to Vegano Foods (CSE: VAGN) during Vegano Food’s initial public offering in February 2022. From October 2015 to July 2021, Ms. Daley was a Manager of Financial Reporting and Advisory Services to various public companies in the United States and Canada, through her position with the accounting firm, Treewalk (previously ACM Management, Inc.). At Treewalk Ms. Daley assisted clients in meeting their quarterly and annual reporting requirements including the preparation of complete financial reporting packages and managing assurance engagements from start to finish. At Treewalk, she also served as chief financial officer to Makena Resources Inc. (CSE: MKNA) (April 2018 - April 2019) and Naked Brand Group Inc. (NASDAQ: NAKD) (March 2018 - June 2018) until the completion of their prospective mergers in April 2019 and June 2018, respectively. From September 2011 to April 2015, Ms. Daley was employed with Naked Brand Group Inc., where she worked in the accounting department, serving as controller from August 2013 until her departure in April 2015, and where she was also responsible for assisting in various operational functions including EDI implementation, ERP implementation, inventory management, information technology and office administration. From July 2021 to present, Ms. Daley has acted as manager of accounting at Anavex Life Sciences where she assists to in the finalization of all internal reporting, budgeting, and operational matters such as annual SOX audits, quarterly reviews, IT audits, and annual audits. Ms. Daley’s expertise in financial accounting for public companies and her having served as a chief financial officer and controller on companies listed on United States public exchanges makes her a qualified Director candidate for our company.

Family Relationships

There are no family relationships among our executive officers and Directors.

Involvement in Certain Legal Proceedings

None of our Directors or executive officers has been involved in any legal proceeding in the past ten (10) years that would require disclosure under Item 401(f) of Regulation S-K.

Board Leadership Structure and Risk Oversight

Our Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.

Director Independence

Our Board is composed of a majority of “independent directors” as defined under the rules of Nasdaq. We use the definition of “independence” applied by Nasdaq to make this determination. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Stock Market Rules provide that a Director cannot be considered independent if:

●	the Director is, or at any time during the past three (3) years was, an employee of the company;

●	the Director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

●	the Director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

●	the Director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three (3) years, any of the executive officers of the company served on the Compensation Committee of such other entity; or

●	the Director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three (3) years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each Director. Based on information provided by each Director concerning his or her background, employment and affiliations, our Board has determined that Jeffrey Parry, George Kovalyov and Juliana Daley are independent Directors of the Company.

Board Meetings

The Board held [*] ([*]) meetings during the fiscal year ended December 31, 2025.

Board Committees

We have established three committees of the Board: an Audit Committee, a Compensation Committee, and a Nominating Committee. We have adopted a charter for each of the three committees. Copies of our committee charters are posted on our website at https://pmgcholdings.com/investors/governance.

Each committee’s members and functions are described below.

Audit Committee. Our Audit Committee consists of Jeffrey Parry, George Kovalyov, and Juliana Daley. Ms. Daley is the Chairman of our Audit Committee. We have determined that these directors satisfy the “independence” requirements of Nasdaq Rule 5605 and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Our Board has determined that Ms. Daley qualifies as an “audit committee financial expert,” as defined in applicable SEC rules and regulations, and has the accounting or financial management expertise as required under Item 407(d)(5)(ii) and (iii) of Regulation S-K. The Audit Committee will oversee our accounting and financial reporting processes and the audits of the financial statements of our company. The Audit Committee is responsible for, among other things:

●	appointing the independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by the independent auditors;

●	reviewing with the independent auditors any audit problems or difficulties and management’s response;

●	discussing the annual audited financial statements with management and the independent auditors;

●	reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures;

●	reviewing and approving all proposed related party transactions;

●	monitoring management’s communication and implementation of the Company’s anti-fraud policy;

●	reviewing the Company’s cybersecurity mitigation measures and practices periodically;

●	meeting separately and periodically with management and the independent auditors; and

●	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

Compensation Committee. Our Compensation Committee consists of Jeffrey Parry, George Kovalyov, and Juliana Daley. Mr. Kovalyov is the Chairman of our Compensation Committee. The Compensation Committee assists the board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. Our Chief Executive Officer may not be present at any committee meeting during which his compensation is deliberated. The Compensation Committee is responsible for, among other things:

●	reviewing and approving, or recommending to the board for its approval, the compensation for our chief executive officer and other executive officers;

●	reviewing and recommending to the stockholders for determination with respect to the compensation of our directors;

●	reviewing periodically and approving any incentive compensation or equity plans, programs or similar arrangements; and

●	selecting compensation consultant, legal counsel or other adviser only after taking into consideration all factors relevant to that person’s independence from management.

Nomination Committee. Our Nomination Committee consists of Jeffrey Parry, George Kovalyov and Juliana Daley. Mr. Parry is the Chairman of our Nomination Committee. The Nomination Committee assists our Board in selecting individuals qualified to become our directors and in determining the composition of our and its committees. The Nomination Committee is responsible for, among other things:

●	selecting and recommending to the board nominees for election by the stockholders or appointment by the Board;

●	reviewing annually with the board the current composition of our Board with regards to characteristics such as independence, knowledge, skills, experience and diversity;

●	making recommendations on the frequency and structure of Board meetings and monitoring the functioning of the committees of our Board; and

●	advising our Board periodically with regards to significant developments in the law and practice of corporate governance as well as our compliance with applicable laws and regulations, and making recommendations to our Board on all matters of corporate governance and on any remedial action to be taken.

The Chair and members of each committee of the Board are summarized in the table below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Juliana Daley – (Independent)	Chair	Member	Member
Jeffrey Parry – (Independent)	Member	Member	Chair
George Kovalyov – (Independent)	Member	Chair	Member

Consideration of Director Nominees

We seek Directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing Directors and all nominees for election as Directors, as well as any diversity considerations and the membership criteria applied by the Nominating Committee. The Nominating Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include Directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a Director for re-election, the Nominating Committee also considers the Director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating Committee will consider Director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by Directors, management of the Company, or third parties.

When considering Director candidates, the Nominating Committee will evaluate multiple factors in assessing their qualifications. A candidate must have extensive and relevant leadership experience, including an understanding of the complex challenges of enterprise leadership. An appropriate candidate will have gained appropriate experience and education in some or all of the key areas below.

●	Relevant Sector Experience. Director candidates will have gained their leadership experience in sectors directly relevant to the Company’s business and/or served as an executive officer, or other major operating or staff officer of a public corporation, with a background in accounting, finance and/or business operations.

●	Corporate Governance Experience. Director candidates should have sufficient applicable experience to understand fully the legal and other responsibilities of an independent director of a U.S.-based public company.

●	Education. Generally, it is desirable, but not mandatory, that a Board candidate should hold an undergraduate degree from a respected college or university and in relevant fields of study.

When further considering Director candidates, personal attributes and characteristics will be considered. Specifically, these should include the following:

●	Personal. Director candidates should be of the highest moral and ethical character. Candidates must exhibit independence, objectivity and be capable of serving as representatives of the stockholders. The candidates should have demonstrated a personal commitment to areas aligned with the Company’s public interest commitments, such as education, the environment and welfare of the communities in which we operate.

●	Individual Characteristics. Director candidates should have the personal qualities to be able to make a substantial active contribution to Board deliberations. These qualities include intelligence, self-assuredness, a high ethical standard, inter-personal skills, independence, courage, a willingness to ask the difficult question, communication skills and commitment. In considering candidates for election to the Board, the Board should constantly be striving to achieve the diversity of the communities in which the Company operates.

●	Availability. Director candidates must be willing to commit, as well as have, sufficient time available to discharge the duties of Board membership. Generally, therefore, the candidate should not have more than three other corporate board memberships.

●	Compatibility. The Board candidate should be able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

Board Diversity

Each year, our Nominating Committee will review, with the Board, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates, our Nominating Committee will consider factors, including, without limitation, an individual’s character, integrity, judgment, potential conflicts of interest, other commitments and diversity. While we do not have any formal policy regarding board diversity for our Board as a whole or for each individual member of the Board, the Nominating Committee does consider such factors as gender, race, ethnicity, experience and area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the Board.

Information Regarding Stockholder Communication with the Board of Directors; Attendance of Board Members at the Annual Meeting

Stockholders may contact an individual Director, the Board as a group, or a specified Board committee or group, at the following address: Corporate Secretary, PMGC Holdings Inc., 120 Newport Center Drive, Newport Beach, CA 92660, Attn: Board of Directors. Our acting Secretary will process communications before forwarding them to the addressee. Directors generally will not be forwarded stockholder communications that are primarily commercial in nature, relate to improper or irrelevant topics, or request general information about the Company.

We do not require Board members to attend any Annual Meeting of the Stockholders.

Statement on Corporate Governance

We regularly monitor developments in the area of corporate governance by reviewing federal laws affecting corporate governance, as well as rules adopted by the SEC and Nasdaq. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interests of the Company and its stockholders.

The Board has adopted a written code of business conduct and ethics (“Code of Ethics”) applicable to each employee, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics also applies to our agents and representatives, sales representatives and consultants. The Code of Ethics is posted on our website at www.pmgcholdings.com/investors/governance. If we make certain amendments to or waivers of our Code of Ethics, we intend to satisfy the SEC disclosure requirements by promptly posting the amendment or waiver on our website.

Hedging Policy

The Company’s insider trading policy prohibits the Company’s Directors and executive officers, as well as any other employee of the Company who possesses material, non-public information about the Company, from engaging in hedging transactions. The policy does not specifically define hedging transactions, but they are intended to include the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or other transactions that are intended to hedge or offset any decrease in the market value of Company securities held by the individual.

Policies and Procedures for Approval of Related Party Transactions

We may encounter business arrangements or transactions with businesses and other organizations in which one of our directors or executive officers, significant stockholders or their immediate families is a participant and the amount exceeds $120,000. We refer to these transactions as related party transactions. Related party transactions have the potential to create actual or perceived conflicts of interest between PMGC and its Directors, officers and significant stockholders or their immediate family members. Our Audit Committee is charged with the responsibility to review, approve and oversee related party transactions.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s Directors, executive officers and persons who beneficially own more than 10% of a class of the Company’s registered equity securities to file with the SEC and deliver to the Company initial reports of ownership, and reports of changes in ownership, of such securities. Based solely on our review of Section 16(a) reports, and written representations that our Directors and executive officers have furnished to us, we believe that all reporting persons complied with all Section 16(a) filing requirements during our fiscal year 2025.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Ms. Juliana Daley, who serves as Chairman, and Messrs. Jeffrey Parry and George Kovalyov. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Ms. Daley, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Ms. Daley has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: https://pmgcholdings.com/investors/governance.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee met [*] ([*])  times during the fiscal year ended December 31, 2025. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2025 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with HTL matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from HTL required by applicable requirements of the PCAOB regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and shareholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Juliana Daley, Chair

Jeffrey Parry

George Kovalyov

PROPOSAL 2

AMENDMENT TO BYLAWS FOR STAGGERED BOARD

Introduction

The Board has approved an amendment to our Bylaws to allow for Board members serving for staggered terms. A form of the Certificate of Amendment to the Bylaws is attached as Appendix B to this Proxy Statement.

If approved by our stockholders, this proposal would provide for the Amended Bylaws to permit a Board comprised of two classes of directors, designated Class I and Class II, with Class I Directors serving for three (3) year terms and Class II Directors serving for one (1) year terms. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. At each annual meeting, new directors with vacancies created by directors with expiring terms will be selected from director nominees recommended by the Board and/or stockholders. If approved by our stockholders, the first year in which the Board’s staggered terms will be in effect is 2027.

The Amended Bylaws, if approved by our stockholders, would become effective upon the occurrence of both of the following events: (i) after stockholder approval of the Amended Bylaws; and (ii) an authorized executive officer’s execution of the Amended Bylaws. No filing with the Secretary of State of the State of Nevada is necessary to effectuate the Amended Bylaws. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment to the Bylaws if the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

Reasons for Staggered Terms

The Company’s primary reasons for approving and recommending the Amended Bylaws is to promote continuity across different Director election cycles for senior directors and reduce the likelihood of a hostile takeover of the Company. We hope to solidify the commitment of experienced Directors for a longer period of time through a staggered Board comprised of Class I Directors serving for three (3) year terms, compared to Class II Directors who serve for shorter one (1) year terms. In 2024, the Company underwent a strategic reorganization, which included re-domiciling to Nevada, rebranding from “Elevai Labs” to “PMGC Holdings,” creating a new subsidiary, PMGC Capital LLC as an investment vehicle; and completing the disposition of its former subsidiary, Elevai Skincare. This reorganization reflected the Company’s shift to a diversified holding company model and expanded vision and commitment to building a portfolio of growth-focused companies. From 2025 to the date of this Proxy Statement, the Company grew financially, driven primarily by acquisitions of operating businesses in sectors characterized by durable demand, technical specialization, and supply chain importance: Pacific Sun Packaging Inc., a California corporation (“Pacific Sun”), AGA Precision Systems LLC, a California limited liability company (“AGA”), Indarg Engineering, Inc. a California corporation (the Indarg acquisition through AGA), and SVM Machining, Inc., a California corporation. Senior management members were vital to growth in these years, and the Company hopes to allow for continued service by senior Directors through a staggered Board as the Company continues executing its business model.

Additionally, staggered Board structures typically have the effect of deterring hostile takeovers because hostile bidders may not gain control of the full Board due to different Director terms. We believe continuity of management will be beneficial to the implementation of our growth strategy as a rebranded company and detracting hostile bidders comports with this strategy.

Required Vote of Stockholders

Pursuant to the Company’s Bylaws, approval of Proposal 2 requires the affirmative vote of a majority of the voting power of all of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of Directors, voting together as a single class. Abstentions will have the same effect as a vote against this proposal since this proposal requires approval by a majority of the outstanding shares, instead of a majority of votes cast, abstentions will impact the outcome of the vote. Votes that are withheld will not be included in the vote tally for this Proposal 2. This is a non-routine proposal, which means brokers and other nominees do not have discretionary authority to vote on behalf of beneficial owners who have not provided voting instructions. As a result, broker non-votes are not expected for this proposal. If any broker non-votes occur, they will have the same effect as votes against the proposal.

Voting Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2, AMENDMENT TO BYLAWS FOR STAGGERED BOARD, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AND TO ALLOW THE BOARD OF DIRECTORS TO SET THE REMUNERATION FOR HTL

The Audit Committee of the Board has engaged HTL as our independent auditor to audit our financial statements for the year ending December 31, 2026. HTL’s PCAOB firm ID is 7000. A representative of HTL may be present at the Annual Meeting and a representative of HTL will have an opportunity to make a statement if he or she so desires or answer any shareholder questions.

Although it is not required to do so, our Board is submitting the Audit Committee’s appointment of our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment.

In the event stockholders fail to ratify the appointment, our Audit Committee will reconsider whether to retain our independent registered public accounting firm at its next scheduled meeting. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

Required Vote

Ratification of the appointment of HTL as the independent auditor of the Company for the fiscal year ending December 31, 2026 requires the affirmative vote of the majority of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and the rules of Nasdaq. Abstentions and broker non-votes will not be counted in evaluating the results of the vote.

Voting Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 3, RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AND TO ALLOW THE BOARD OF DIRECTORS TO SET THE REMUNERATION FOR HTL.

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

There were no changes to the Company’s certifying account in the fiscal year ended December 31, 2025. The Company’s auditor for such fiscal year was HTL LLC.

PROPOSAL 4

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1 AND 2 AT THE TIME OF THE ANNUAL MEETING

Proposal 4 is to consider and vote upon the proposal to approve adjourning the Annual Meeting, if necessary or appropriate in the discretion of the Board, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any applicable proposals.

General

The Annual Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of any applicable proposals (the “Adjournment”).

If, at the Annual Meeting, the number of shares of voting capital stock present or represented and voting in favor of any of the applicable proposals is insufficient to approve such proposal, the Company intends to move for the Adjournment in order to enable our Board to solicit additional proxies for approval of such proposal. We are asking our stockholders to approve this Proposal 4 for the Adjournment if necessary or appropriate in the discretion of the Board.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. This proposal is considered a non-routine matter. For the purpose of the vote on this proposal, abstentions, broker non-votes, and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Voting Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4, ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ANY APPLICABLE PROPOSALS AT THE TIME OF THE ANNUAL MEETING.

MANAGEMENT

Set forth below are the Company’s named executive officers as of the date of this Proxy Statement:

Name	Age	Director/Officer Since	Position or Office
Graydon Bensler	34	2020/2020 (Chief Financial Officer); 2024 (Chief Executive Officer)	Non-Employee Chief Executive Officer, Chief Financial Officer, and Director

Graydon Bensler (Non-Employee Chief Executive Officer, Chief Financial Officer, and Director)

For biographical information on Mr. Bensler, please see the section titled “Board of Directors and Corporate Governance.”

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Objectives

The objective of our compensation program is to provide a total compensation package to each named executive officer (“NEO”) that will enable us to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance.

Elements of Executive Compensation

Our compensation for NEOs generally consists of a consultant fee and equity.

Equity Incentive Awards

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

Equity Compensation Plan Information

The table below sets forth information concerning securities granted under equity compensation plans approved and not approved by security holders of the Company and the weighted average exercise price for such securities as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6	$265,384	7,746
Equity compensation plans not approved by security holders	-	$-	-
Total	6	$265,384	7,746

Limitation on Deduction of Compensation Paid to Certain Executive Officers

Section 162(m) of the Internal Revenue Code, or Section 162(m) limits the Company deduction for federal income tax purposes to no more than $1 million of compensation paid to each NEO in a taxable year.

Compensation of Chief Executive Officer

Effective March 17, 2026, Mr. Bensler is entitled to an annual consultant fee of $300,000, which fee the Company will pay to GB Capital Ltd, a corporation wholly owned by Mr. Bensler, and certain sign-on and performance-based bonuses and milestone-based awards pursuant to the Second Amended GB Capital Consulting Agreement, as amended. See “Compensation Agreements—Graydon Bensler” below for more detail on the terms of the Second Amended GB Capital Consulting Agreement, as amended, and Mr. Bensler’s compensation for his services as Chief Executive Officer.

SUMMARY COMPENSATION TABLE

The following table shows information concerning compensation of our named executive officers during the years ended December 31, 2025 and 2024:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Total ($)
Graydon Bensler	2025	$262,000	$435,800	—	$697,800
Non-Employee, Non-Executive Chief Executive Officer, Chief Financial Officer and Director	2024	$196,333	$195,000	$—	$391,333

Jordan R. Plews(2)
Former Director, Chief Executive Officer, and President	2024	$228,333	$25,000	—	$253,333

Brenda Buechler(3)
Former Chief Marketing Officer	2024	$98,509	$20,000	—	$118,509

Christoph Kraneiss(4)
Former Commercial Officer	2024	$92,179	$20,000	—	$112,179

(1)	Such compensation was paid to GB Capital Ltd, an entity wholly owned by Graydon Bensler.

(2)	On December 23, 2024, Jordan Plews resigned as Director of the Company.

(3)	On June 20, 2024, we notified Brenda Buechler that she was involuntarily terminated without “cause” or laid off from employment as part of a wider job elimination/restructuring or reduction in force of the Company in order to streamline the Company’s operations and organizational structure.

(4)	On June 20, 2024, we notified Christoph Kraneiss that he was involuntarily terminated without “cause” or laid off from employment as part of a wider job elimination/restructuring or reduction in force of the Company in order to streamline the Company’s operations and organizational structure.

COMPENSATION AGREEMENTS

Graydon Bensler

Mr. Bensler serves as Chief Executive Officer and Chief Financial Officer of the Company, which positions he accepted the Board’s appointment for as of the close of business on June 21, 2024. On October 25, 2024, the Company entered into the Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer (the “Second Amended GB Capital Consulting Agreement”) with GB Capital Ltd, a British Colombia, Canada corporation (“GB Capital”) wholly owned by Mr. Bensler. The Second Amended GB Capital Consulting Agreement amended and restated the terms of that certain Amended and Restated Consulting Agreement between the Company and GB Capital for Non-Employee Chief Executive Officer dated June 1, 2020 (the “Original GB Capital Consulting Agreement”). The Original GB Capital Consulting Agreement was amended and restated again on June 21, 2024 pursuant to that certain Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital. Under the Second Amended GB Capital Consulting Agreement, GB Capital agreed to designate Mr. Graydon Bensler, Director of GB Capital, to perform the Services (as defined in the Second Amended GB Capital Consulting Agreement).

Pursuant to the terms of the Second Amended GB Capital Consulting Agreement, as consideration for Mr. Bensler’s services as non-employee Chief Executive Officer of the Company, the Company would pay GB Capital a consultant fee of $250,000 per annum and certain bonuses. Upon execution of the Second Amended GB Capital Consulting Agreement, the Company would make the following payments to GB Capital (such payments, the Bensler Sign-on Bonuses”): (i) a one-time bonus of $175,000, with (A) $100,000 of such bonus to be paid to GB Capital in cash and (B) $75,000 of such bonus to be remitted to GB Capital in Series B Preferred Stock, with the cash equivalent of such shares of Series B Preferred Stock to be determined by mutual agreement of the Company and GB Capital, and provided such issuance of Series B Preferred Stock was approved by the Company’s stockholders. In the Board’s sole discretion, it may also award GB Capital a bonus at the end of the applicable fiscal year in the amounts it determines in its sole discretion (each of such bonuses, the “GB Capital Annual Bonus”), provided that GB Capital meets the Board’s performance objectives for GB Capital and GB Capital is engaged by the Company for such fiscal year in full. The target of the Annual Bonus is 125% or greater of the Bensler Annual Consultant Fee. For the avoidance of doubt, the first fiscal year for which the Company will consider whether GB Capital qualifies for the GB Capital Annual Bonus is the fiscal year in which the Effective Date falls. Pursuant to the Second Amended GB Capital Consulting Agreement, the Company shall also pay GB Capital in the first fiscal quarter of 2026 a bonus in the amount of $60,000 if the Company has a positive adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) in 2025. Subject to the terms of the Second Amended GB Capital Consulting Agreement, GB Capital is also entitled to each of the following bonus payments (collectively, the “GB Capital Milestone Bonuses”). Such GB Capital Milestone Bonuses are payable upon the occurrence of the following events, at which time the Company shall remit the applicable Milestone Bonuses to GB Capital as follows:

(i)	the Company shall pay GB Capital $50,000 for each Company acquisition consummated, provided the target company of such acquisition has $2,000,000 in annual revenue or more upon consummation of such acquisition;

(ii)	the Company shall pay GB Capital $50,000 upon any closing of an equity or equity-linked financing of the Company which results in net proceeds being raised in such financing of $3,000,000 in a fiscal quarter (the closing which qualifies GB Capital for such payment, the “GB Triggering Equity Financing,” and such payment, the “GB Equity Financing Bonus”). For the avoidance of doubt, GB Capital is entitled only to a one-time payment of the GB Equity Financing Bonus $50,000 per fiscal quarter and the Company will not make further payments as an Equity Financing Bonus in spite of the occurrence of any of the following events: (A) the closing of any equity or equity-linked financings subsequent to the GB Triggering Equity Financing in such fiscal quarter which result in proceeds of $3,000,000 to the Company; (B) any closings for the same equity financing round subsequent to the GB Triggering Equity Financing in such fiscal quarter which result in additional proceeds of $3,000,000 or more to the Company);

(iii)	if and when the Company achieves each of the targeted EBITDA amounts in one fiscal quarter, as set forth in this Section 1(e)(iii) (each of such amounts, “EBITDA Milestone”), the Company shall pay GB Capital a fee equal to 25% of the applicable EBITDA Milestone (such fee, the “EBITDA Milestone Bonus”: (A) $50,000; (B) $150,000; (C) $250,000; (D) $350,000. For the avoidance of doubt, GB Capital may only receive a one-time payment of the EBITDA Milestone Bonus in each fiscal quarter, upon the Company’s achievement of the applicable EBITDA Milestone, and the Company will not make further payments to GB Capital as the EBITDA Milestone Bonus even upon achievement of an EBITDA Milestone in the same fiscal quarter which value exceeds the value of the first EBITDA Milestone GB Capital has achieved in such fiscal quarter; and

(iv)	the Company shall pay GB Capital $300,000 each time the Company achieves a Market Valuation (as defined in the Second Amended GB Capital Consulting Agreement) of $50,000,000 and $100,000,000, provided that each of such Market Valuations continues for each at least 5 consecutive Trading Days (as defined in the Second Amended GB Capital Consulting Agreement).

Additionally, GB Capital may elect to accrue the GB Capital Milestone Bonuses and convert the cash amount of the Bensler Milestone Bonus into shares of the Company’s Common Stock or preferred stock. In such event, the conversion ratio of the Bensler Milestone Bonus shall be determined by mutual agreement between the Company and GB Capital.

On October 25, 2024, the Company entered into the Amendment to the Second Amended GB Capital Consulting Agreement which stipulated that the Company’s issuances of Series B Preferred Stock to GB Capital as the Bensler Sign-on Bonuses, were subject to stockholder approval.

On April 3, 2025, the Company entered into Amendment No. 2 to the Second Amended GB Capital Consulting Agreement, which amended and restated paragraph 1e of Exhibit B of the Second Amended GB Capital Consulting Agreement, to include the following:

“e. Milestone-based Cash Bonuses. Upon the occurrence of the following events, the Company shall remit the applicable cash bonuses to the Consultant as set forth in this Section 1(e) and subject to the terms and conditions of this Section 1(e):

(i) The Company shall pay the Consultant $50,000 for each Company acquisition consummated, provided the target company of such acquisition has $2,000,000 in annual revenue or more upon consummation of such acquisition;

(ii) The Company shall pay the Consultant $50,000 upon any closing of an equity or equity-linked financing of the Company which results in net proceeds being raised in such financing of $3,000,000 in a fiscal quarter (the closing which qualifies the Consultant for such payment, the “Triggering Equity Financing,” and such payment, the “Equity Financing Bonus”). For the avoidance of doubt, the Consultant is entitled only to a one-time payment of the Equity Financing Bonus $50,000 per fiscal quarter and the Company will not make further payments as an Equity Financing Bonus in spite of the occurrence of any of the following events: (A) the closing of any equity or equity-linked financings subsequent to the Triggering Equity Financing in such fiscal quarter which result in proceeds of $3,000,000 to the Company; (B) any closings for the same equity financing round subsequent to the Triggering Equity Financing in such fiscal quarter which result in additional proceeds of $3,000,000 or more to the Company.

(iii) If and when the Company achieves each of the targeted EBITDA amounts in one fiscal quarter, as set forth in this Section 1(e)(iii) (each of such amounts, “EBITDA Milestone”), the Company shall pay the Consultant a fee equal to 25% of the applicable EBITDA Milestone (such fee, the “EBITDA Milestone Bonus”: (A) $50,000; (B) $150,000; (C) $250,000; (D) $350,000. For the avoidance of doubt, the Consultant may only receive a one-time payment of the EBITDA Milestone Bonus in each fiscal quarter, upon the Company’s achievement of the applicable EBITDA Milestone, and the Company will not make further payments to the Consultant as the EBITDA Milestone Bonus even upon achievement of an EBITDA Milestone in the same fiscal quarter which value exceeds the value of the first EBITDA Milestone the Consultant has achieved in such fiscal quarter.

(iv) Company shall pay the Consultant $50,000 each time the Company achieves a Market Valuation (as defined below) of $5,000,000, $10,000,000, $15,000,000, $20,000,000, and $25,000,000 (each of such payments, “Valuation Payment”); provided that each of such Market Valuations continue for each at least five (5) consecutive Trading Days (as defined below), and provided further that the Company may only recover any erroneously awarded amounts in Valuation Payments for one (1) year following the date of such erroneous award.

(v) The Company shall pay the Consultant $600,000 each time the Company achieves a Market Valuation of $50,000,000 and $100,000,000, provided that each of such Market Valuations continues for each at least 5 consecutive Trading Days.

(vi) In any calendar year, the Company shall remit the Consultant a one-time payment of $300,000 upon the Company’s achievement of its first positive EBITDA of $2,000,000 for such calendar year.

(vii) The Board, in its sole discretion, may award a cash or equity bonus payment (“Licensing Milestone Bonus”) to the Consultant upon the Company or any of its Subsidiaries’ (as defined below) entry into a license agreement which provides for either: (A) the Company or Subsidiary’s license of any intellectual property rights of the Company or Subsidiary to another party, including the license of intellectual property rights of the Company or Subsidiary to each other; or (B) a third party’s license of intellectual property rights to the Company or Subsidiary; provided, however, that if the Board determines to award the Licensing Milestone Bonus to the Consultant in the form of preferred stock, such preferred stock issuance is subject to the approval of the Company’s shareholders.

(viii) Notwithstanding anything to the contrary in this Second A&R Agreement, the Consultant may elect to accrue the payments due to the Consultant under Section 1(e) of this Exhibit B (each, a “Milestone Bonus”) convert the cash amount of the Milestone Bonus into shares of the Company’s common stock or preferred stock. In such event, the conversion ratio of the Milestone Bonus shall be determined by mutual agreement between the Company and the Consultant, provided, however, that if the Consultant determines to receive the Milestone Bonus payment in the form of preferred stock, the Milestone Bonus payment is subject to the approval of the Company’s shareholders.”

Capitalized terms used in the text quoted immediately above have the meanings set forth in Amendment No. 2 to the Second Amended GB Capital Consulting Agreement.

Amendment No. 2 to the Second Amended GB Capital Consulting Agreement further clarified that the equity grants made to GB Capital under Section 2 of Exhibit B of the GB Consulting Agreement, if determined by the Board to be in the form of preferred stock, is subject to the approval of the Company’s shareholders.

Amendment No. 2 to the Second Amended GB Capital Consulting Agreement also deleted Section 4a of the GB Consulting Agreement in its entirety. The foregoing summary of Amendment No. 2 to the Second Amended GB Capital Consulting Agreement does not purport to be complete and is subject to and is qualified in its entirety by a copy of Amendment No. 2 to the Second Amended GB Capital Consulting included as Exhibit 10.9 in the Company’s Annual Report on Form 10-K (“Form 10-K”) filed with the SEC on March 30, 2026 and incorporated herein by reference.

On August 12, 2025, the Company entered into Amendment No. 3 to the Second Amended GB Capital Consulting Agreement, which provided for the Company’s grant of a fully vested award in the form of either: (i) restricted stock units (“RSUs”), (ii) restricted stock, or (iii) cash (each, an “Acquisition Award”) to GB Capital on the consummation of any acquisition of (i) an entity, (ii) assets, or (iii) capital stock by the Company or any Subsidiary (as defined below). The amount of the Acquisition Award will be calculated based on the total purchase price of the consummated acquisition, regardless of whether or not such purchase price is paid in cash, stock, assumed debt, or other consideration (such purchase price, the “Acquisition Value”), and will be determined as follows:

●	Acquisition Value from $0 to $5,000,000 – GB Capital is entitled to an Acquisition Award of 5% of the Acquisition Value;

●	Acquisition Value over $5,000,000 to $10,000,000 – GB Capital is entitled to an Acquisition Award of 6% of the Acquisition Value;

●	Acquisition Value over $10,000,000 to $20,000,000 – GB Capital is entitled to an Acquisition Award of 7% of the Acquisition Value; and

●	Acquisition Value over $20,000,000 – GB Capital is entitled to an Acquisition Award of 8% of the Acquisition Value.

In addition to the determinations of Acquisition Value set forth above, the Compensation Committee may, in its sole discretion, determine to award GB Capital an additional 1% of the applicable percentage of the Acquisition Value if: (i) the Board and/or Compensation Committee projects the applicable acquisition to be earnings before interest, tax, depreciation, and amortization (EBITDA) or net income accretive within twelve (12) months of closing or (b) the Compensation Committee deems the applicable acquisition as an advancement to the Company’s long-term growth objectives, competitive positioning, and/or operational capabilities.

If GB Capital elects to receive its Acquisition Award in the form of RSUs or restricted stock, the number of RSUs (“RSU Award Amount”) or restricted stock granted shall equal (x) the dollar value of the Acquisition Award divided by (y) the trailing five (5) day volume-weighted average price (VWAP) of the Company’s Common Stock ending on the trading day prior to the acquisition closing date (such RSU Award Amount rounded down to the nearest whole share). The RSUs or restricted stock granted to GB Capital will be fully vested and shall not be subject to any further service or performance conditions.

Acquisition Awards may, at the Board’s discretion and in compliance with applicable law, be issued directly to GB Capital or any other designated entity of GB Capital. All such Acquisition Awards shall be subject to applicable securities laws and the terms of the Company’s then-effective equity incentive plan or other applicable grant policy.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity, or a governmental entity.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, joint venture or other legal entity of which such Person (either above or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

Amendment No. 3 to the Second Amended GB Capital Consulting Agreement also provided for the name change of the Second Amended GB Capital Consulting Agreement, going forward, to “Consulting and Services Agreement for Non-Employee Chief Executive Officer.” Amendment No. 3 to the Second Amended GB Capital Consulting Agreement is included as Exhibit 10.17 included in the Company’s Form 10-K filed with the SEC on March 30, 2026 and incorporated herein by reference.

On October 16, 2025, the Company entered into Amendment No. 4 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer (“Amendment No. 4 to the GB Capital Consulting Agreement”) with GB Capital.

Amendment No. 4 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital (the “GB Capital Consulting Agreement”) modified the terms of the GB Capital Consulting Agreement as follows:

a.	Add terms to Section 3 to provide for a monthly housing reimbursement of $8,000 to GB Capital solely for the purpose of facilitating its performance of services in Newport Beach, California.

b.	Amend and restate Section 5’s provisions regarding GB Capital’s independent contractor relationship with the Company;

c.	Amend and restate Section 6’s provisions regarding GB Capital’s determination of the method, detail, and means of performing its services, subject to the results required by the Company set forth in the GB Capital Consulting Agreement and applicable Statements of Work, if any;

d.	Amend and restate subsection 6(b)’s provisions regarding GB Capital’s ineligibility for the Company’s employee benefits;

e.	Amend and restate subsection 6(c)’s provisions regarding GB Capital’s tax responsibilities for compensation paid under the GB Capital Consulting Agreement;

f.	Add subsection 6(d) to provide for GB Capital’s express authorization to enter into contracts and make commitments on behalf of the Company, subject to any limitations or approval requirements established by the Board or as otherwise provided in writing by the Company;

g.	Add subsection 6(e) to provide for GB Capital’s non-exclusive engagement as consultant under the GB Capital Consulting Agreement and permit GB Capital’s to provide services to other clients and other clients and to engage in other business activities; and

h.	Add subsection 6(f) to state that the GB Capital Consulting Agreement does not create an employment, agency, partnership, fiduciary, or joint venture relationship between the Parties.

Additionally, Amendment No. 4 to the GB Capital Consulting Agreement replaces all references to “severance payment”, “Severance Payment”, and “Severance Event”) in the GB Capital Consulting Agreement with “termination payment,” “Termination Payment,” and “Termination Event,” respectively, on a nomenclature basis without changing the parties’ substantive rights or obligations.

Except as expressly amended in Amendment No. 4 to the GB Capital Consulting Agreement, the GB Capital Consulting Agreement remains in full force and effect. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 4 to the GB Capital Consulting Agreement, a copy which is included as Exhibit 10.28 included in the Company’s Form 10-K filed with the SEC on March 30, 2026 and incorporated herein by reference.

On March 17, 2026, the “Company entered into Amendment No. 5 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer (“Amendment No. 5 to the GB Capital Consulting Agreement”) with GB Capital. Amendment No. 5 to the GB Capital Consulting Agreement amended and restated Section 1(a) of Exhibit B of the GB Capital Consulting Agreement such that GB Capital’s annual consultant fee is $300,000 per annum. Amendment No. 5 to the GB Capital Consulting Agreement also provided that, for the avoidance of doubt, for the 2026 fiscal year, GB Capital is entitled to this annual consultant fee beginning on January 1, 2026.

Except as expressly amended in Amendment No. 5 to the GB Capital Consulting Agreement, the GB Capital Consulting Agreement remains in full force and effect. The foregoing summary of Amendment No. 5 to the GB Capital Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 5 to the GB Capital Consulting Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on March 23, 2026 and is incorporated herein by reference.

Severance and Change of Control Arrangements

Graydon Bensler

Pursuant to the Second Amended GB Capital Consulting Agreement, Mr. Bensler, through his wholly owned entity GB Capital which is a party to the Second Amended GB Capital Consulting Agreement, is entitled to a one-time severance payment of $250,000 if any, on the occurrence of a Severance Event (as defined below). Capitalized terms used herein but not otherwise defined have the meanings set forth in the Second Amended GB Capital Consulting Agreement.

“Cause” means any of the following: (i) willful failure by the Consultant to perform its duties and responsibilities to the Company pursuant to the Second Amended GB Capital Consulting Agreement, in such case after written notice thereof and a failure to remedy such failure within ten (10) days of the Company’s notice; (ii) commission by Mr. Bensler of any act of fraud, embezzlement, or any other willful misconduct that has caused or is reasonably expected to cause material injury to the Company; (iii) unauthorized use or disclosure by the Consultant of any confidential information of the Company or any other party to whom Mr. Bensler owes an obligation of nonuse and nondisclosure as a result of the Consultant’s relationship with the Company; (iv) abuse of alcohol or drugs; or (v) breach by the Consultant of any of its obligations under the Second Amended GB Capital Consulting Agreement or any other written agreement with the Company after written notice thereof and, if capable of being remedied, a failure to remedy such breach within ten (10) days of such notice.

“Change of Control” means an event in which it the Company is sold to, merged, consolidated, reorganized into or with, or the Company’s assets are transferred or sold to another entity, after which the holders of voting securities of the Company immediately prior to such event, including voting securities issuable upon exercise or conversion of vested options, warrants or other securities or rights, hold (directly or indirectly) less than a majority of the combined voting power of the then-outstanding securities of the surviving entity of such event.

“Severance Event” means (i) a Change of Control; (ii) Mr. Bensler’s termination for Cause; or (iii) Mr. Bensler’s termination by majority stockholder or Board vote.

 Amendment No. 4 to the GB Capital Consulting Agreement replaced all references to “severance payment”, “Severance Payment”, and “Severance Event”) in the GB Capital Consulting Agreement with “termination payment,” “Termination Payment,” and “Termination Event,” respectively, on a nomenclature basis without changing the parties’ substantive rights or obligations.

DIRECTOR COMPENSATION

As of the date of this Proxy Statement, the Company pays each of its independent Directors $55,500 in compensation for each Director’s services to the Company as independent Directors. The Company’s current independent Directors are paid this annual compensation on a quarterly basis, or $13,875 at each fiscal quarter’s end.

We previously compensated our independent directors for their services as directors through a mix of cash and stock options. In addition to in-person attendance bonuses, we intend to reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

Equity Incentive Awards

2025 Equity Incentive Plan

Overview

On September 15, 2025 (the “2025 Plan Effective Date”), the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) became effective.

As of the 2025 Plan Effective Date, the 2025 Plan superseded the Company’s 2020 Amended Equity Incentive Plan (the “2020 Plan”), and any shares of Common Stock underlying awards already made under the 2020 Plan will be issued from the 2025 Plan. As of the 2025 Plan Effective Date, (i) outstanding awards made under the 2020 Plan would remain outstanding, and such awards remain subject to the original award terms; and (ii) shares subject to any outstanding awards made under the 2020 Plan are to be administered from the share reserve of the 2025 Plan. The 2025 Plan is filed herein as Appendix A.

The purpose of the 2025 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of our business. The administrator of the 2025 Plan (the “Administrator”) may, in its sole discretion, amend, alter, suspend or terminate the 2025 Plan, or any part thereof, at any time and for any reason. We will obtain stockholder approval of any 2025 Plan amendment to the extent necessary and desirable to comply with legal and regulatory requirements relating to the administration of equity-based awards. Unless earlier terminated by the administrator, the 2025 Plan will terminate ten years after the 2025 Plan Effective Date.

Any capitalized terms used in this “2025 Equity Incentive Plan” subsection and not otherwise defined herein have the meaning given to that term in the 2025 Plan.

Authorized Shares

Initially, the maximum number of shares of our Common Stock that may be subject to awards under the 2025 Plan is 169,281 (on a pre-adjusted basis and 7,054 on a post-adjusted basis), or 25% of the issued and outstanding shares of Common Stock as of the 2025 Plan Effective Date. Subject to adjustment upon dividends or other distributions, recapitalizations, stock splits, reorganizations, merger, consolidations, split-ups, spin-offs, combinations, changes in control, repurchases or exchange of Shares or other securities of the Company as provided in Section 12 of the 2025 Plan, the number of shares of Common Stock reserved and available for issuance under the 2025 Plan will be (i) no less than twenty five percent (25%) of the shares of Common Stock issued and outstanding as of the 2025 Plan Effective Date; (ii) on January 1 of each calendar year after the 2025 Plan Effective Date, will automatically increase by an amount equal to the lesser of: (A) ten percent (10%) of the shares of Common Stock issued and outstanding as of January 1 of the applicable calendar year; and (B) such lesser amount as determined by the Administrator, in its sole discretion.

Additionally, if an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased shares of Common Stock (or for Awards other than Options the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the 2025 Plan (unless the 2025 Plan has terminated). Shares of Common Stock that have actually been issued under the 2025 Plan under any Award will not be returned to the 2025 Plan and will not become available for future distribution under the 2025 Plan; provided, however, that if shares of Common Stock issued pursuant to Awards of Restricted Stock are repurchased by the Company or are forfeited to the Company due to the failure to vest or upon certain events, such shares of Common Stock will become available for future grant under the 2025 Plan. Shares of Common Stock used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the 2025 Plan. To the extent an Award under the 2025 Plan is paid out in cash rather than shares of Common Stock, such cash payment will not result in reducing the number of shares of Common Stock available for issuance under the 2025 Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 12, the maximum number of shares of Common Stock that may be issued upon the exercise of Incentive Stock Options will equal the aggregate number of shares reserved and issuable under the 2025 Plan, plus, to the extent allowable under Section 422Code, and the Treasury Regulations promulgated under the Code, any shares of Common Stock that become available for issuance under the 2025 Plan pursuant to Section 3(b) of the 2025 Plan (shares of Common Stock which were subject to Awards which have: expired or becomes unexercisable without having been exercised in full, surrendered pursuant to an exchange program, or with respect to restricted stock, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased shares of Common Stock (or for Awards other than Options the forfeited or repurchased Shares).

Plan Administration

The 2025 Plan will be administered by (i) the Compensation Committee or (ii) the Board, if the Compensation Committee does not exist, and in any event, the administrator of the 2025 Plan shall administer the 2025 Plan in compliance with Applicable Laws. Subject to the provisions of the 2025 Plan, and in the case of the Compensation Committee, subject to the specific duties delegated by the Board to the Compensation Committee, the Administrator will have the authority, in its discretion: (A) to determine the Fair Market Value (as defined below); (B) to select the Service Providers to whom Awards may be granted under the 2025 Plan; (C) to determine the number of Shares to be covered by each Award granted under the 2025 Plan; (D) to approve forms of Award Agreements for use under the 2025 Plan; (E) to determine the terms and conditions, not inconsistent with the terms of the 2025 Plan, of any Award granted under the 2025 Plan, of which terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator will determine; (F) to institute and determine the terms and conditions of an Exchange Program; (G) to construe and interpret the terms of the 2025 Plan and Awards granted pursuant to the 2025 Plan; (H) to prescribe, amend and rescind rules and regulations relating to the 2025 Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws; (I) to modify or amend each Award (subject to the amendment and termination provisions of the 2025 Plan), including but not limited to, the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to the Option term provisions set forth in the 2025 Plan; (J) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 13 of the 2025 Plan; (K) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; (L) to allow a Participant to defer the receipt of the payment of cash or the delivery of shares of Common Stock that otherwise would be due to such Participant under an Award; and (M) to make all other determinations deemed necessary or advisable for administering the 2025 Plan. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

“Fair Market Value” means as of any date, the value of Common Stock determined as follows:

(i)	if the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market LLC (“Nasdaq”), its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; and

(iii)	in the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator using one of the valuation methods set forth in Section 1.409A-1(b)(5)(iv)(B)(2) of the Treasury Regulation. Such determination shall be conclusive and binding on all persons.

Eligibility

Under the 2025 Plan, Non-statutory Stock Options, Restricted Stock, Restricted Stock Units and other equity awards granted may be granted to Service Providers. Additionally, Incentive Stock Options may be granted only to Employees.

Stock Options

Subject to the terms and provisions of the 2025 Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of shares of Common Stock subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Non-statutory Stock Options.

The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than five (5) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement. The terms of outstanding Awards may be amended without shareholder approval to reduce the exercise price of outstanding Options, or to cancel outstanding Options in exchange for cash, other Awards, or Options with an exercise price that is less than the exercise price of the original Option, to the extent permitted by Applicable Law or the listing rules of Nasdaq.

The per share exercise price for the shares of Common Stock to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. As to an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Options may be granted with a per share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (i) cash; (ii) check; (iii) promissory note, to the extent permitted by Applicable Laws; (iv) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (v) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the 2025 Plan; (vi) by net exercise; (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or (viii) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

Any Option granted under the 2025 Plan will be exercisable according to the terms of the 2025 Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a share of Common Stock.

Restricted Stock

Subject to the terms and provisions of the 2025 Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. Except as provided in the 2025 Plan or as the Administrator determines, shares of Restricted Stock may not be transferred until the end of the applicable Period of Restriction (as defined below). The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate. Except as otherwise provided in the 2025 Plan, Shares of Restricted Stock covered by each Restricted Stock grant made under the 2025 Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted under the 2025 Plan may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

“Period of Restriction” means the period during which the transfer of shares of Restricted Stock are subject to restrictions and therefore, the shares of Common Stock are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

During the Period of Restriction, Service Providers holding shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in shares of Common Stock, the shares of Common Stock will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the 2025 Plan.

Restricted Stock Units

Subject to the terms and provisions of the 2025 Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units.

The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. A Restricted Stock Unit Award may vest upon completion of a specified period of service with the Company or a Subsidiary and/or based on the achievement of certain performance goals during the applicable performance period, as set forth in the Participant’s Award Agreement. If Restricted Stock Units vest based upon satisfaction of performance goals, then the Administrator will: (x) determine the nature, length and starting date of any performance period for the Restricted Stock Units; (y) select the performance goals to be used to measure the performance; and (z) determine what additional vesting conditions, if any, should apply. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof. Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both. On the date set forth in the Award Agreement, all Shares underlying any unvested, unlapsed, unearned Restricted Stock Units will be forfeited to the Company for future issuance.

Other Awards

Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to the specified Awards provided for in the 2025 Plan. Subject to the provisions of the 2025 Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such other Awards and all other terms and conditions of such other Awards.

Non-transferability of Awards

Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”).

Certain Adjustments

In the event that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the shares of Common Stock occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2025 Plan, the Company will adjust the number and class of shares of Common Stock that is reserved and issuable under the 2025 Plan and/or the number, class, and price of shares of Common Stock covered by each outstanding Award.

Dissolution or Liquidation

In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

Merger or Change in Control

In the event of a merger or Change in Control (as defined below), each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent including, without limitation, that: (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 12(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.

An Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in Section 12(c) of the 2025 Plan to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in Section 12(c) of the 2025 Plan to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section 12 will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

“Change in Control” means any of the following events:

(i)	A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control;

(ii)	If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)	A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of the definition of Change in Control, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time. Further, and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation; or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Treatment of Awards on Termination of Relationship as a Service Provider

Unless otherwise provided by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, any unvested portion of any applicable Awards will be forfeited and shares of Common Stock covered by any vested portion of the applicable Awards that have not been issued to the Participant or its designees, as applicable, pursuant to the exercise or settlement thereof during the period beginning on the date of cessation of the Participant as a Service Provider until three (3) months thereafter, will revert to the 2025 Plan. Notwithstanding the immediately preceding sentence, if the Service Provider is terminated for Cause, any Award issued to such terminated Service Provider will be forfeited, regardless of any vested or unvested portion of such Award, and in the case of such forfeiture, the Shares covered by the Award will revert to the 2025 Plan.

Unless otherwise provided by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, (i) the vested portion of the Option shall remain exercisable for the amount set forth in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement), and if no time is specified in the Award Agreement, the vested portion of the Option shall remain exercisable for twelve (12) months following the Participant’s termination, and (ii) the unvested portion shall remain exercisable for three (3) months following the Participant’s termination due to Disability, and after such three (3) months the Shares underlying the unvested portion of the Option will be forfeited and revert to the 2025 Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the 2025 Plan.

Unless otherwise provided by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the 2025 Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the 2025 Plan.

Clawback

Awards will be subject to any Company clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. The Administrator may require a participant to forfeit, return or reimburse the Company all or a portion of the Award or shares issued under the Award, any amounts paid under the Award and any payments or proceeds paid or provided upon disposition of the shares issued under the Award in order to comply with such clawback policy or Applicable Laws.

U.S. Federal Income Tax Consequences

The 2025 Plan is, in part, is a qualified plan for federal income tax purposes. As such, the Company is entitled to (i) withhold and deduct from future wages of the Participant, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to a qualified stock option, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, a qualified stock option or a disqualifying disposition of stock received upon exercise of a qualified stock option, or (ii) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to a qualified stock option.

Amendment and Termination

The Board may at any time amend, alter, suspend or terminate the 2025 Plan. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Additionally, the Company shall obtain stockholder approval for each of the following: (i) increases to the shares of Common Stock reserved and issuable under the 2025 Plan other than as set forth in Section 3(c)(ii) to 3(c)(iii) of the 2025 Plan (evergreen and adjustment provisions of the 2025 Plan); (ii) any changes to the applicable prices that a Participant may pay for with regard to applicable Awards granted under the 2025 Plan, provided, however, that the terms of outstanding Awards may be amended without shareholder approval to reduce the exercise price of outstanding Options, or to cancel outstanding Options in exchange for cash, other Awards, or Options with an exercise price that is less than the exercise price of the original Option; (iii) changes to the 2025 Plan which would expand eligibility for Participant or potential Participants’ Awards; (iv) changes to the 2025 Plan which would materially increase Participants’ or potential Participants’ benefits available under the 2025 Plan; and (v) changes to the 2025 Plan which would expand the types of Awards provided under the 2025 Plan. Notwithstanding anything to the contrary in the 2025 Plan, the terms of outstanding Awards may be amended without shareholder approval to reduce the exercise price of outstanding Options, or to cancel outstanding Options in exchange for cash, other Awards, or Options with an exercise price that is less than the exercise price of the original Option to the extent permitted by applicable law or the listing rules of the applicable trading market.

No amendment, alteration, suspension or termination of the 2025 Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the 2025 Plan will not affect the Administrator’s ability to exercise the powers granted to it under the 2025 Plan with respect to Awards granted under the 2025 Plan prior to the date of such termination.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including, but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

Director Compensation Table

The following table provides the total compensation paid to each person who served as a non-employee member of the Board during fiscal year 2025:

DIRECTOR COMPENSATION
Name	Cash Paid ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Braeden Lichti	328,800
Jeffrey Parry	[55,000]
Juliana Daley	[55,000]
George Kovalyov	[55,000]

(1)	Such compensation was made to Northstrive Companies Inc., an entity wholly owned by Braeden Lichti.

(2)	Such compensation was made to Braeden Lichti, personally.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s Common Stock and Series B Preferred Stock as of the Record Date by: (i) each director and nominee for Director; (ii) each executive officer named in the Summary Compensation Table; (iii) all executive officers and Directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent (5%) of its Common Stock and Series B Preferred Stock.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. In general, under these rules a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security. A person is also deemed to be a beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of the Record Date. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Percentage ownership is based on 4,543,751 shares of Common Stock and 6,372,874 shares of outstanding Series B Preferred Stock as of the Record Date.

Number of Shares Beneficially Owned			Beneficial Ownership Percentages
Name and Address of Beneficial Owner (1)	Common Stock		Series B Preferred Stock		Percent of Common Stock		Percent of Series B Preferred Stock (2)	Percent of Voting Stock (2)
Officers and Directors
Braeden Lichti, Non-employee, Non-Executive Chairman of the Board	35	(3)	3,336,437	(4)	*	%	52.35%	30.56%
Graydon Bensler, Non-Employee Chief Executive Officer, Chief Financial Officer and Director	10	(5)	3,036,437	(6)	*	%	47.65%	27.81%
Jeffrey Parry, Director	2	(7)	0		*	%	0%	* %
George Kovalyov, Director	0		0		*	%	0%	* %
Juliana Daley, Director	2	(8)	0		*	%	0%	* %
All executive officers and directors as a group (5 persons)	49	(9)	6,372,874		*	%	100%	58.38%

5%+ Stockholders of Series B Preferred Stock
Northstrive Companies Inc. (10)	**		3,336,437	(4)	**		52.35%	30.56%
GB Capital Ltd (11)	**		3,036,437	(6)	**		47.65%	27.81%
5%+ Stockholders of Common Stock

*	Denotes less than one (1%) percent.

**	This shareholder is not a 5% or greater holder of Common Stock, only a 5% or greater holder of Series B Preferred Stock.

(1)	Unless otherwise indicated, the business address of each of the individuals is our address of c/o PMGC Inc., 120 Newport Center Drive, Newport Beach, CA 92660.

(2)	Rounded to the nearest tenth percent.

(3)	Consists of (i) 2 shares of Common Stock that Mr. Lichti has the right to acquire from us within 60 days of the Record Date pursuant to the exercise of stock options previously granted under the Amended 2020 Equity Incentive Plan, (ii) 32 shares of Common Stock held by Northstrive Companies Inc., of which Mr. Lichti has sole voting and dipositive power over the shares, and (iii) 1 share of Common Stock underlying warrants held by BWL Investments Ltd.

(4)	These shares of Series B Preferred Stock are held through Northstrive Companies Inc., a California corporation wholly owned by Braeden Lichti, the Company’s Non-employee, Non-Executive Chairman. Mr. Lichti has sole voting and dispositive power over these shares.

(5)	Consists of (i) 8 shares of Common Stock held by GB Capital Ltd, of which Mr. Bensler has sole voting and dipositive power over the shares and (ii) 2 shares of Common Stock that Mr. Bensler has the right to acquire from us within 60 days of April 27, 2026 pursuant to the exercise of stock options previously granted under the 2020 Plan.

(6)	These shares of Series B Preferred Stock are held through GB Capital Ltd, a British Columbia, Canada corporation wholly owned by Graydon Bensler, the Company’s Non-employee Chief Executive Officer, Chief Financial Officer, and Director. Mr. Bensler has sole voting and dispositive power over these shares.

(7)	Consists of (i) 1 share of Common Stock and (ii) 1 share of Common Stock that Mr. Parry has the right to acquire from us within 60 days of the Record Date, pursuant to the exercise of stock options previously granted under the 2020 Plan.

(8)	Consists of (i) 1 share of Common Stock and (ii) 1 share of Common Stock that Ms. Daley has the right to acquire from us within 60 days of the Record Date, pursuant to the exercise of stock options previously granted under the 2020 Plan.

(9)	Consists of (i) 42 shares of Common Stock beneficially owned by our directors and executive officers, (ii) 6 shares of Common Stock underlying outstanding options, exercisable within 60 days of the Record Date and (iii) 1 share of Common Stock underlying warrants.

(10)	Northstrive Companies Inc. is an entity wholly owned by Braeden Lichti, the Company’s Non-employee, Non-executive Chairman. Mr. Lichti has sole voting and dispositive power over the shares of Series B Preferred Stock held by Northstrive Companies Inc.

(11)	GB Capital Ltd is an entity wholly owned by Graydon Bensler, the Company’s Non-employee Chief Executive Officer, Chief Financial Officer, and Director. Mr. Bensler has sole voting and dispositive power over the shares of Series B Preferred Stock held by GB Capital Ltd.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Our Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules.

The following is a summary of transactions entered since January 1, 2024, to which we have been a party in which the amount involved exceeded or will exceed $109,308.19, which represents 1% of the average of our total assets amounts as of December 31, 2025 and 2024), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

GB Capital Ltd

The Company paid consulting fees of $412,000 and $391,333 to GB Capital Ltd, a company controlled by Graydon Bensler, Chief Executive Officer, Chief Financial Officer and Director in 2025 and 2024, respectively.

The Company incurred consulting fees of $697,800 and $391,333 to GB Capital Ltd, a company wholly owned by Graydon Bensler, our current non-employee Chief Executive Officer, Chief Financial Officer and Director in 2025 and 2024, respectively. In the 2025 fiscal year, the Company paid GB Capital $262,000 in consulting fees under GB Capital’s Consulting and Services Agreement for Non-Employee Chief Executive Officer. As of the date of this proxy statement, the Company has $[*] due to GB Capital in contract performance bonus payments and has paid $[*] to GB Capital in contract performance bonus payments under GB Capital’s Consulting and Services Agreement for Non-Employee Chief Executive Officer.

On July 25, 2025, the Company entered into the GB Capital Secondment Agreement with GB Capital, pursuant to which GB Capital agreed to second certain of its employees (each, a “GB Capital Employee” and, collectively, the “GB Capital Employees”), on an exclusive basis, to the Company from time to time to provide certain services in accordance with the terms of the GB Capital Secondment Agreement. The GB Capital Employees will remain employees of GB Capital during their respective periods of secondment (each, a “GB Capital Secondment Period”) and will not be employees of the Company.

Under the GB Capital Secondment Agreement, GB Capital shall pay each Employee’s salary, incentives, health and retirement benefits, and other applicable compensation or benefits GB Capital Employee is entitled to as an employee of GB Capital. As consideration for GB Capital making GB Capital Employees available to provide services during the GB Capital Secondment Period, the Company shall reimburse GB Capital on a monthly basis based on (i) an agreed hourly rate set forth in Exhibit A of the GB Capital Secondment Agreement, multiplied by (ii) actual hours worked by the GB Capital Employee. Except as otherwise set forth in the GB Capital Secondment Agreement, each party to the GB Capital Secondment Agreement shall bear its own costs and expenses in connection with the GB Capital Secondment Agreement. However, if any extraordinary costs or expenses not contemplated by the GB Capital Agreement arise in connection with the GB Capital Agreement, including travel and expenses, the Company will reimburse GB Capital for such costs and expenses, provided that (i) the Company provided its written consent prior to GB Capital’s incurrence of such costs and expenses, and (ii) such costs and expenses are documented to the reasonable satisfaction of the Company.

Pursuant to the terms of the GB Capital Secondment Agreement, each GB Capital Employee will provide services to the Company as agreed between the parties up to the number of hours per week specified in Exhibit A. Further, each GB Capital Employee shall provide services at the Company’s principal place of business or such other place as the parties may agree. The Company has full and exclusive responsibility for each GB Capital Employee’s actions performed in service to the Company during the GB Capital Secondment Period.

The Company may terminate the services provided by any GB Capital Employee at any time by providing at least fifteen (15) days’ prior written notice of termination to GB Capital, provided that the Company may terminate any GB Capital Employee’s secondment at any time, without advance notice, in the event of the GB Capital Employee’s misconduct, violation of the Company’s policies, or any conduct that the Company reasonably determines may be detrimental to the business or reputation of the Company. Upon the termination of any GB Capital Employee’s employment with GB Capital, any GB Capital Employee’s services to the Company will also terminate, and if such employment with GB Capital is terminated, GB Capital shall provide notice of the same to the Company no later than the close of business on the same day such termination becomes effective. GB Capital may terminate the GB Capital Secondment Agreement by providing at least 90 days’ written notice of termination to the Company. The Company may terminate the GB Capital Secondment Agreement by providing at least 30 days’ written notice of termination to GB Capital. The GB Capital Secondment Agreement may be terminated by either party upon 10 days’ written notice if the other party breaches or is in default of any provision of the GB Capital Secondment Agreement and does not cure such breach or default within such 10 day period, with such notice to be made and delivered to the addresses as provided by the applicable party.

The foregoing summary of the GB Capital Secondment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the GB Capital Secondment Agreement, a copy of which is included as Exhibit 10.15 in the Form 10-K filed with the SEC on March 30, 2026 and is incorporated by reference.

On October 16, 2025, the Company entered into Amendment No. 1 to the GB Capital Secondment Agreement with GB Capital (“Amendment No. 1 to the GB Capital Secondment Agreement”). Amendment No. 1 to the GB Capital Secondment Agreement amends the GB Capital Secondment Agreement as follows:

a.	The effective date of the GB Capital Secondment Agreement was amended to October 16, 2025.

b.	Section 4 of the GB Capital Secondment Agreement was amended and supplemented to state that the seconded employees of GB Capital (“GB Capital Seconded Employees”) are classified as exempt under applicable law and will be paid on a salary basis, while non-exempt GB Capital Seconded Employees will be paid hourly, with overtime in accordance with law. Amendment No. 1 to the GB Capital Secondment Agreement also added terms to Section 4 providing for: GB Capital Seconded Employees’s eligibility to participate in the Company’s group health plans on the same terms as similarly situated employees; and GB Capital’s proposal of milestone-driven bonuses or incentive payments for GB Capital Seconded Employees, subject to the Company’s prior written approval.

c.	Terms were added to Section 5 providing for: (i) the Company’s reimbursement to GB Capital for all costs and expenses associated with any GB Capital Seconded Employee’s use of a company car in the course of providing services to the Company: (ii) the Company’s reimbursement to GB Capital for reasonable costs and expenses incurred in providing office space for GB Capital Seconded Employees during the secondment period, including rent, utilities, and related overhead, to the extent such office space is used for the performance of services for the Company; (iii) the Company’s provision of a mobile phone and/or reimbursement for certain costs associated with the phone if in performing the secondment, a mobile phone and/or associated service plan is reasonably required; and (iv) the Company’s reimbursement to GB Capital for fees actually incurred in connection with the hiring and onboarding of GB Capital Seconded Employees.

d.	Amendment No. 1 to the GB Capital Secondment Agreement replaced Exhibit A of the GB Capital Secondment Agreement with a new Exhibit A setting forth (i) approved GB Capital Seconded Employees; and (ii) the Company’s payment of a fee equal to 30% of aggregate employment costs for all of the GB Capital Seconded Employees. Any additions of employees beyond those set forth in Exhibit A requires prior review and approval by the Board.

Except as expressly amended by Amendment No. 1 to the GB Capital Secondment Agreement, all other terms and conditions of the GB Capital Secondment Agreement remain unchanged and in full force and effect. The foregoing summary of Amendment No. 1 to the GB Capital Secondment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 to the GB Capital Secondment Agreement, a copy of which is included as Exhibit 10.26 in the the Form 10-K filed with the SEC on March 30, 2026 and is incorporated by reference.

As of the date of this Proxy Statement, the Company has paid GB Capital a total of $[*] for management fees, bonuses and fees and reimbursements under the Secondment Agreement. This amount includes $[*] in management fees and $[*] in expense reimbursements.  The reimbursed expenses cover costs and bonuses for seconded GB Capital employees working on the Company’s operations, reimbursements for third party recruiting and temporary staffing fees paid by GB Capital and other personnel-related operating expenses required to operate the Company’s wholly owned subsidiaries.

Northstrive Companies Inc.

The Company incurred consulting fees of $764,600 and $365,900 to Northstrive Companies Inc., a company wholly owned by our Non-Employee, Non-Executive Chairman, Braeden Lichti, in 2025 and 2024, respectively. In the fiscal year ending December 31, 2025, the Company has paid $328,800 to Northstrive in consulting fees under Northstrive’s Consulting and Services Agreement for Non-Employee, Non-Executive Chairman, and has $285,800 due to Northstrive in bonus payments. As of the date of this Proxy Statement, the Company has $[*] due to Northstrive in bonus payments and has paid $[*] to Northstrive in bonus payments under Northstrive’s Consulting and Services Agreement for Non-Employee, Non-Executive Chairman.

As amended and agreed to on May 1, 2023, and as effective on January 4, 2022, we entered into a consulting agreement (the “Northstrive Consulting Agreement”) with Northstrive Companies Inc., a California corporation (“Northstrive”) owned and managed by Braeden Lichti. Pursuant to the Northstrive Consulting Agreement, Northstrive is to assist us in a variety of business matters, including assistance in our overall investor outreach and communications strategy, and advising us on becoming a “public” company. As of December 31, 2025, the Company had $324,736 due to Northstrive. We retained the option, but not the obligation to issue the amount of Compensation due Northstrive in shares of our Common Stock equal to our series A preferred stock price at $1.34138 per share (pre 200:1 stock consolidation, pre 1-for-7 reverse stock split, pre 1-for-3.5 reverse stock split) equal to the value of the Compensation due to Northstrive for services provided through and up to March 31, 2023 and $3.00 per share (pre 200:1 stock consolidation, pre 1-for-7 split, and pre 1-for-3.5 Split). On June 21, 2024, we entered into the Amended and Restated Consulting Agreement with Northstrive (the “First Amended Northstrive Consulting Agreement”), pursuant to which Mr. Lichti would serve as non-executive Chairman of the Company. As consideration for his services as non-executive Chairman, the Company agreed to pay Northstrive $16,000 per month. For the fiscal year ended December 31, 2025, we paid Northstrive $328,800 under the Northstrive Consulting Agreement. The First Amended Northstrive Consulting Agreement was filed as Exhibit 10.13 in the Form S-1 filed with the SEC on February 12, 2025 and is incorporated herein by reference.

On October 25, 2024, the Company entered into the Second Amended and Restated Consulting Agreement for Non-Executive Chairman (the “Second Amended Northstrive Companies Consulting Agreement”) with Northstrive. The Second Amended Northstrive Companies Consulting Agreement provided that, as consideration for Mr. Lichti’s provision of his services as non-executive Chairman, as set forth more fully in such agreement, the Company would compensate Northstrive as such: (i) an annual consultant fee of $300,000 per annum (the “Lichti Annual Consultant Fee”), 1/12 of which Lichti Annual Consultant Fee will be paid to Northstrive once per calendar month (“Northstrive Payment Cycle”), provided that Northstrive performs the Services required to be performed in each Northstrive Payment Cycle. The Company agreed that upon execution of the Second Amended Northstrive Companies Consulting Agreement, the Company would make the following payments to Northstrive (such payments, the “Northstrive Sign-on Bonuses”): (A) a one-time bonus of $175,000, with (I) $100,000 of such bonus to be paid to Northstrive in cash and (II) $75,000 of such bonus to be remitted to Northstrive in Series B Preferred Stock, with the cash equivalent of such shares of Series B Preferred Stock to be determined by mutual agreement of the Company and Northstrive; and (B) 300,000 shares of Series B Preferred Stock. In the Board’s sole discretion, it may also award Northstrive a bonus at the end of the applicable fiscal year in the amounts it determines in its sole discretion (each of such bonuses, the “Northstrive Annual Bonus”), provided that Northstrive meets the Board’s performance objectives for Northstrive and Northstrive is engaged by the Company for such fiscal year in full. The target of the Northstrive Annual Bonus is 125% or greater of the Lichti Annual Consultant Fee.

Subject to the terms of the Second Amended Northstrive Companies Consulting Agreement, Northstrive is also entitled to each of the following bonus payments (collectively, the “Northstrive Milestone Bonuses”). Such Northstrive Milestone Bonuses are payable upon the occurrence of the following events, at which time the Company shall remit the applicable Northstrive Milestone Bonuses to Northstrive as follows:

(i)	The Company shall pay Northstrive $150,000 for each Company acquisition consummated, provided that the target company of such acquisition has $2,000,000 in annual revenue or more upon consummation of the acquisition.

(ii)	The Company shall pay Northstrive $50,000 upon any closing of an equity or equity-linked financing of the Company which results in net proceeds being raised in such financing of $3,000,000 in a fiscal quarter (the closing which qualifies Northstrive for such payment, the “Northstrive Triggering Equity Financing,” and such payment, the “Northstrive Equity Financing Bonus”). For the avoidance of doubt, Northstrive is entitled only to a one-time payment of the Northstrive Equity Financing Bonus $50,000 per fiscal quarter and the Company will not make further payments as a Northstrive Equity Financing Bonus in spite of the occurrence of any of the following events: (A) the closing of any equity or equity-linked financings subsequent to the Northstrive Triggering Equity Financing in such fiscal quarter which result in proceeds of $3,000,000 to the Company; (B) any closings for the same equity financing round subsequent to the Northstrive Triggering Equity Financing in such fiscal quarter which result in additional proceeds of $3,000,000 or more to the Company.

(iii)	The Company shall pay Northstrive $75,000 each time the Company achieves a Market Valuation (as defined in the Second Amended Northstrive Companies Consulting Agreement) of $10,000,000, $20,000,000, $30,000,000, and $40,000,000 (each of such payments, “Northstrive Valuation Payment”), provided that each of such market valuations continue for each at least five (5) consecutive Trading Days, and provided further that the Company may only recover any erroneously awarded amounts in Northstrive Valuation Payments for one (1) year following the date of such erroneous award.

(iv)	The Company shall pay Northstrive $300,000 each time the Company achieves a Market Valuation of $50,000,000 and $100,000,000, provided that each of such Market Valuations continues for each at least two (2) consecutive Trading Days.

Notwithstanding anything to the contrary stated in the Second Amended Northstrive Companies Consulting Agreement, Northstrive may elect to accrue the Northstrive Milestone Bonuses and convert the cash amount of the Northstrive Milestone Bonus into shares of the Company’s common stock or preferred stock. In such event, the conversion ratio of the Northstrive Milestone Bonus shall be determined by mutual agreement between the Company and Northstrive. The Second Amended Northstrive Companies Consulting Agreement was filed as Exhibit 10.20 in the Form S-1 filed with the SEC on February 12, 2025 and is incorporated herein by reference.

On October 25, 2024, the Company entered into the Amendment to the Second Amended Northstrive Companies Consulting Agreement, which stipulated that the Company’s issuances of Series B Preferred Stock to Northstrive as the Northstrive Sign-on Bonuses, were subject to stockholder approval. The Amendment to the Second Amended Northstrive Companies Consulting Agreement is filed as Exhibit 10.22 in the Form S-1 filed with the SEC on February 12, 2025 and is incorporated herein by reference. For the fiscal year ended December 31, 2025, we paid Northstrive $328,800 under the Second Amended Northstrive Companies Consulting Agreement.

On April 3, 2025, the Company entered into Amendment No. 2 to the Second Amended Northstrive Companies Consulting Agreement, which amended and restated paragraph 1d of Exhibit B of the Second Amended and Restated Northstrive Companies Consulting Agreement to include:

“d. Milestone-based Cash Bonuses. Upon the occurrence of the following events, the Company shall remit the applicable cash bonuses to the Consultant as set forth in this Section 1(d) and subject to the terms and conditions of this Section 1(d):

(i) The Company shall pay the Consultant $150,000 for each Company acquisition consummated, provided the target company of such acquisition has $2,000,000 in annual revenue or more upon consummation of the acquisition;

(ii) The Company shall pay the Consultant $50,000 upon any closing of an equity or equity-linked financing of the Company which results in net proceeds being raised in such financing of $3,000,000 in a fiscal quarter (the closing which qualifies the Consultant for such payment, the “Triggering Equity Financing,” and such payment, the “Equity Financing Bonus”). For the avoidance of doubt, the Consultant is entitled only to a one-time payment of the Equity Financing Bonus $50,000 per fiscal quarter and the Company will not make further payments as an Equity Financing Bonus in spite of the occurrence of any of the following events: (A) the closing of any equity or equity-linked financings subsequent to the Triggering Equity Financing in such fiscal quarter which result in proceeds of $3,000,000 to the Company; (B) any closings for the same equity financing round subsequent to the Triggering Equity Financing in such fiscal quarter which result in additional proceeds of $3,000,000 or more to the Company.

(iii) The Company shall pay the Consultant $50,000 each time the Company achieves a Market Valuation (as defined below) of $5,000,000, $10,000,000, $15,000,000, $20,000,000, and $25,000,000 (each of such payments, “Valuation Payment”); provided that each of such Market Valuations continue for each at least five (5) consecutive Trading Days (as defined below), and provided further that the Company may only recover any erroneously awarded amounts in Valuation Payments for one (1) year following the date of such erroneous award.

(iv) The Company shall pay the Consultant $600,000 each time the Company achieves a Market Valuation of $50,000,000 and $100,000,000; provided that each of such Market Valuations continues for each at least two (2) consecutive Trading Days.

(v) The Board, in its sole discretion, may award a cash or equity bonus payment (“Licensing Milestone Bonus”) to the Consultant upon the Company or any of its Subsidiaries’ (as defined below) entry into a license agreement which provides for (A) the Company or Subsidiary’s license of any intellectual property rights of the Company or Subsidiary to another party, including the license of intellectual property rights of the Company or Subsidiary to each other, or (B) a third party’s license of intellectual property rights to the Company or Subsidiary; provided, however, that if the Board determines to award the Licensing Milestone Bonus to the Consultant in the form of preferred stock, such preferred stock issuance is subject to the approval of the Company’s shareholders.

“Subsidiary” means any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by the Company.”

(vi) Notwithstanding anything to the contrary in this Second A&R Agreement, the Consultant may elect to accrue the payments due to the Consultant under Section 1(d) of this Exhibit B (each, a “Milestone Bonus”) convert the cash amount of the Milestone Bonus into shares of the Company’s common stock or preferred stock. In such event, the conversion ratio of the Milestone Bonus shall be determined by mutual agreement between the Company and the Consultant, provided, however, that if the Consultant determines to receive the Milestone Bonus payment in the form of preferred stock, the Milestone Bonus payment is subject to the approval of the Company’s shareholders.”

Capitalized terms used in the text quoted immediately above have the meanings set forth in Amendment No. 2 to the Second Amended Northstrive Companies Consulting Agreement. The Second Amended Northstrive Consulting Agreement further clarified that (the equity grants made to Northstrive under Section 2 of Exhibit B of the Northstrive Consulting Agreement, if determined by the Board to be in the form of preferred stock, is subject to the approval of the Company’s shareholders. The foregoing summary of Amendment No. 2 to the Second Amended Northstrive Consulting Agreement does not purport to be complete and is subject to and is qualified in its entirety by a copy of Amendment No. 2 to the Second Amended Northstrive Consulting Agreement, filed as Exhibit 10.8 in the Form 10-K filed with the SEC on March 30, 2026 and incorporated herein by reference.

On August 12, 2025, the Company entered into Amendment No. 3 to the Second Amended Northstrive Consulting Agreement, which provided for the Company’s grant of Acquisition Awards (as defined below) to Northstrive on the consummation of any acquisition of (i) an entity, (ii) assets, or (iii) capital stock by the Company or any Subsidiary (as defined below). The amount of the Acquisition Award will be calculated based on the total purchase price of the consummated acquisition, regardless of whether or not such purchase price is paid in cash, stock, assumed debt, or other consideration (such purchase price, the “Agreement Acquisition Value”), and will be determined as follows:

(i)	Agreement Acquisition Value from $0 to $5,000,000 – Northstrive is entitled to an Acquisition Award of 5% of the Northstrive Agreement Acquisition Value;

(ii)	Agreement Acquisition Value over $5,000,000 to $10,000,000 – Northstrive is entitled to an Acquisition Award of 6% of the Northstrive Agreement Acquisition Value;

(iii)	Agreement Acquisition Value over $10,000,000 to $20,000,000 – Northstrive is entitled to an Acquisition Award of 7% of the Northstrive Agreement Acquisition Value; and

(iv)	Agreement Acquisition Value over $20,000,000 - Northstrive is entitled to an Acquisition Award of 8% of the Northstrive Agreement Acquisition Value.

In addition to the determinations of Agreement Acquisition Value set forth above, the Compensation Committee may, in its sole discretion, determine to award Northstrive an additional 1% of the applicable percentage of the Acquisition Value if: (i) the Board and/or Compensation Committee projects the applicable acquisition to be earnings before interest, tax, depreciation, and amortization (EBITDA) or net income accretive within twelve (12) months of closing or (b) the Compensation Committee deems the applicable acquisition as an advancement to the Company’s long-term growth objectives, competitive positioning, and/or operational capabilities.

If Northstrive elects to receive its Acquisition Award in the form of RSUs or restricted stock, the number of RSUs (“RSU Award Amount”) or restricted stock granted shall equal (x) the dollar value of the Acquisition Award divided by (y) the trailing five (5) day volume-weighted average price (VWAP) of the Company’s common stock ending on the trading day prior to the acquisition closing date (such RSU Award Amount rounded down to the nearest whole share). The RSUs or restricted stock granted to Northstrive will be fully vested and shall not be subject to any further service or performance conditions.

Amendment No. 3 to the Second Amended Northstrive Consulting Agreement also provided for the name change of the Second Amended Northstrive Consulting Agreement, going forward, to “Consulting and Services Agreement for Non-Employee, Non-Executive Chairman.” Amendment No. 3 to the Second Amended Northstrive Consulting Agreement is filed as Exhibit 10.16 herein.

On October 16, 2025, the Company entered into Amendment No. 4 to the Northstrive Consulting Agreement with Northstrive.

Amendment No. 4 to the Northstrive Consulting Agreement modified the terms of the Consulting and Services Agreement for Non-Employee, Non-Executive Chairman between the Company and Northstrive dated October 25, 2024 as follows:

a.	Amend subsection 1(a) to state that NorthStrive’s the “Non-Executive Chairman” title is for consulting purposes only and does not confer officer, employee, or director status on Northstrive.

b.	Replace all references to “Severance Payment” and “Severance Event” in Section 4 to “Termination Payment” and “Termination Event.”

c.	Amend Section 4 to: (i) additionally provide that Northstrive is entitled to payment for all services performed and approved expenses incurred up to the effective date of termination of the Northstrive Consulting Agreement, (ii) remove any references in Section 4 to the requirement that Northstrive execute a separation agreement and release of claims as a condition to payment, and (iii) remove any language stating the Northstrive’s unvested options will not accelerate on termination not for Cause.

d.	Amend Section 6 to state that Northstrive shall determine the method, details, and means of performing its services, subject only to the results required by the Company.

e.	Amend and restate subsection 6(a) to provide that Northstrive is expressly authorized to enter into contracts and make commitments on behalf of the Company, subject to any limitations or approval requirements established by the Board or as otherwise provided in writing by the Company.

f.	Amend and restate subsection 6(b)’s provisions regarding Northstrive’s ineligibility for the Company’s employee benefits;

g.	Amend and restate subsection 6(c)’s provisions regarding Northstrive’s tax responsibilities for compensation paid under the Northstrive Consulting Agreement;

h.	Amend Section 7 to state that Northstrive retains the right to provide services to others, subject to applicable noncompete/conflict provisions in the Northstrive Consulting Agreement; and

i.	Add a new subsection 10(a) to emphasize that Northsrive does not have an employment relationship, partnership, joint venture, fiduciary, or agency relationship with the Company under the Northstrive Consulting Agreement.

Capitalized terms used the description of Amendment No. 4 to the Northstrive Consulting Agreement in this Annual Report have the meanings set forth therein.

Except as expressly amended in Amendment No. 4 to the Northstrive Consulting Agreement, the Northstrive Consulting Agreement remains in full force and effect. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 4 to the Northstrive Consulting Agreement, a copy of which is filed as Exhibit 10.29 in the Form 10-K filed with the SEC on March 30, 2026.

On March 17, 2026, the Company entered into Amendment No. 5 to the Consulting and Services Agreement for Non-Employee, Non-Executive Chairman (“Amendment No. 5 to the Northstrive Consulting Agreement”) with Northstrive. Amendment No. 5 to the Northstrive Consulting Agreement amended and restated Section 1(a) of Exhibit B of the Northstrive Consulting Agreement such that Northstrive’s annual consultant fee is $360,000 per annum. Amendment No. 5 to the Northstrive Consulting Agreement also provided that, for the avoidance of doubt, for the 2026 fiscal year, Northstrive is entitled to this annual consultant fee beginning on January 1, 2026.

Except as expressly amended in Amendment No. 5 to the Northstrive Consulting Agreement, the Northstrive Consulting Agreement remains in full force and effect. The foregoing summary of Amendment No. 5 to the Northstrive Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 5 to the Northstrive Consulting Agreement, a copy of which is filed as Exhibit 10.2 to the Form 8-K filed with the SEC on March 23, 2026 and is incorporated herein by reference.

Secondment Agreement with Northstrive

On May 7, 2025, the Company entered into a Secondment Agreement with Northstrive, pursuant to which Northstrive agreed to second certain of its employees (each, a “Northstrive Employee” and, collectively, the “Northstrive Employees”) to the Company from time to time to provide certain services in accordance with the terms of the Northstrive Secondment Agreement. The Northstrive Employees will remain employees of Northstrive during their respective periods of secondment (each, a “Northstrive Employee Secondment Period”) and will not be employees of the Company. Under the Northstrive Secondment Agreement, Northstrive shall pay each Northstrive Employee’s salary, incentives, health and retirement benefits, and other applicable compensation or benefits Northstrive Employee is entitled to as an employee of Northstrive. As consideration for Northstrive making Northstrive Employees available to provide services during the Northstrive Employee Secondment Period, the Company will reimburse Northstrive on a monthly basis based on (i) an agreed hourly rate set forth in the Secondment Agreement, multiplied by (ii) actual hours worked by the Northstrive Employee. Except as otherwise set forth in the Northstrive Secondment Agreement, each party to the Northstrive Secondment Agreement shall bear its own costs and expenses in connection with the Northstrive Secondment Agreement. However, if any extraordinary costs or expenses not contemplated by the Northstrive Secondment Agreement arise in connection with the Northstrive Secondment Agreement, including travel and expenses, the Company will reimburse Northstrive for such costs and expenses, provided that (i) the Company provided its written consent prior to Northstrive’s incurrence of such costs and expenses, and (ii) such costs and expenses are documented to the reasonable satisfaction of the Company.

Pursuant to the terms of the Northstrive Secondment Agreement, each Northstrive Employee will provide services to the Company as agreed between the parties up to the number of hours per week specified in the Northstrive Secondment Agreement. Further, each Northstrive Employee shall provide services at the Company’s principal place of business or such other place as the parties may agree. The Company has full and exclusive responsibility for each Northstrive Employee’s actions performed in service to the Company during the Northstrive Secondment Period.

The Company may terminate the services provided by any Northstrive Employee at any time by providing at least fifteen (15) days’ prior written notice of termination to Northstrive. Upon the termination of any Northstrive Employee’s employment with Northstrive, any Northstrive Employee’s services to the Company will also terminate, and if such employment with Northstrive is terminated, Northstrive shall provide notice of the same to the Company. Either party may terminate the Northstrive Secondment Agreement by providing at least 90 days’ written notice of termination to the other party. If a party is in breach or default of any provision of the Northstrive Secondment Agreement and does not cure such breach or default within ten (10) days, the other party may terminate the Agreement upon ten (10) days’ written notice to the other party, with such notice to be made pursuant to the terms of the Northstrive Secondment Agreement.

The Northstrive Secondment Agreement contains customary provisions relating to confidentiality, indemnification, and limitations on liability. The foregoing summary of the Northstrive Secondment Agreement does not purport to be complete and is subject to and are qualified in their entirety by a copy of the Northstrive Secondment Agreement, filed as Exhibit 10.11 in the Form 10-K filed with the SEC on March 30, 2026 and incorporated herein by reference.

As of the date of this Proxy Statement, the Company has paid NorthStrive a total of $[*] for management fees, bonuses and fees and reimbursements under the Secondment Agreement. This amount includes $[*] in management fees and $[*] in expense reimbursements.   The reimbursed expenses cover costs and bonuses for seconded NorthStrive employees working on the Company’s operations, reimbursements for third party recruiting and temporary staffing fees paid by Northstrive, and other personnel-related operating expenses required to operate the Company’s wholly owned subsidiaries.

On October 16, 2025, the Company entered into Amendment No. 1 to the Northstrive Secondment Agreement with Northstrive.

Amendment No. 1 to the Northstrive Secondment Agreement amends the Northstrive Secondment Agreement as follows:

a.	The effective date of the Northstrive Secondment Agreement was amended to October 16, 2025.

b.	Section 4 of the Northstrive Secondment Agreement was amended and supplemented to state that the Northstrive Seconded Employees are classified as exempt under applicable law and will be paid on a salary basis, while non-exempt Northstrive Seconded Employees will be paid hourly, with overtime in accordance with law. Amendment No. 1 to the Northstrive Secondment Agreement also added terms to Section 4 providing for: Northstrive Seconded Employees’ eligibility to participate in the Company’s group health plans on the same terms as similarly situated employees; and Northstrive’s proposal of milestone-driven bonuses or incentive payments for Northstrive Seconded Employees, subject to the Company’s prior written approval.

On June 19, 2024, the Company entered into an Unsecured Revolving Line of Credit Promissory Note (the “Revolving Note”) with NorthStrive Fund II LP, an entity owned and controlled by Braeden Lichti. The Revolving Note provided for a $200,000 unsecured line of credit to the Company with a maturity date of June 19, 2025, and interest calculated at the rate of twenty percent (20.0%) per annum on the outstanding principal balance through the maturity date. Under the Revolving Note, the Company may prepay any outstanding balance of the Revolving Note at any time, provided that interest due on the Revolving Note is simultaneously satisfied in full. As of the date of this Proxy Statement, the Revolving Note has been repaid in full. The largest aggregate amount of principal outstanding in the last two (2) fiscal years was $200,000, and the interest paid in that time was $40,000.

Director Independence

Mr. Parry, Ms. Daley, and Mr. Kovalyov are each “independent” within the meaning of Nasdaq Rule 5605(b)(1).

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder Proposals

Proposals Submitted Pursuant to Rule 14a-8 under the Exchange Act

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at the Company’s 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy statement and form of proxy for the 2027 Annual Meeting, Rule 14a-8 stockholder proposals must be received by the Company at 120 Newport Center Drive, Newport Beach, CA 92660, by February 5, 2027. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such proposals.

Proposals Submitted Outside of Rule 14a-8 under the Exchange Act

Any stockholder of record of the Company who desires to submit a proposal of business (other than stockholder proposals submitted in accordance with Rule 14a-8) for action at the 2027 Annual Meeting must deliver written notice of an intent to make such proposal of business to the Company’s Corporate Secretary at PMGC Holdings Inc., 120 Newport Center Drive, Newport Beach, CA 92660, no earlier than February 5, 2027, nor later than 5:00 p.m., Pacific Time, on March 7, 2027. However, if the date of the 2026 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, then such notice must be delivered to the Company’s Corporate Secretary not earlier than the 120th day prior to the date of the 2027 Annual Meeting and not later than 5:00 p.m., Pacific Time, on the later of the 90th day prior to the date of the 2027 Annual Meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Any such notice must also comply with the disclosure, procedural, and other requirements as set forth in the Company’s bylaws. Pursuant to the Company’s bylaws, the public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s advance notice of proposals.

Discretionary Authority Pursuant to Rule 14a-4(c) of the Exchange Act

If a stockholder who wishes to present a proposal before the 2027 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required dates indicated above for the receipt of advance notices of stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act, the proxies that our Board solicits for the 2027 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC’s proxy rules, including Rule 14a-4(c) of the Exchange Act.

Director Nominations

Any stockholder of record of the Company who desires to nominate one or more director candidates at the 2027 Annual Meeting must deliver an advance written notice of its intent to make such director nomination to the Company’s Corporate Secretary at PMGC Holdings Inc., 120 Newport Center Drive, Newport Beach, CA 92660 no earlier than February 5, 2027, nor later than 5:00 p.m., Pacific Time, on March 7, 2027. However, if the date of the 2026 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, then such notice must be delivered to the Company’s Corporate Secretary not earlier than the 150th day prior to the date of the 2027 Annual Meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the 2027 Annual Meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Any such notice must also comply with the disclosure, procedural, and other requirements as set forth in PMGC’s bylaws.

In addition, to comply with the universal proxy rules contained in Rule 14a-19 under the Exchange Act, any stockholder who intends to solicit proxies for the 2027 Annual Meeting in support of director nominees other than the Board’s nominees must provide notice, in accordance with the time periods set forth in Rule 14a-19, that sets forth the information required by Rule 14a-19, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

ANNUAL REPORT ON FORM 10-K

Company stockholders will receive in the mail or be able to view this Proxy Statement and the Annual Report over the Internet at www.sec.gov, by following the instructions provided in your Notice of Availability of Proxy Materials or by going to the website [*] and following the instructions. The Annual Report contains important information about the Company and its financial condition that is not included in this Proxy Statement. If you prefer a paper copy of the proxy materials, you may request one by calling (888) 445-4886.

WHERE YOU CAN FIND MORE INFORMATION ABOUT PMGC

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. In addition, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, may be accessed free of charge through our website, as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Also, our Code of Conduct, as well as the Charters for our Audit Committee, Compensation Committee and Nominating Committees are available on our website and amendments to, or waivers of, the Code of Conduct will be disclosed on our website. The address of our website is www.pmgcholdings.com; however, the information found on our website is not part of this Proxy Statement.

To reduce expenses, only one copy of this Proxy Statement and related materials is being delivered to multiple security holders sharing an address unless otherwise requested.

Our Common Stock is traded on The Nasdaq Capital Market under the symbol “ELAB.”

Our transfer agent is Vstock Transfer, LLC. The Transfer Agent’s address is 18 Lafayette Place, Woodmere, NY 11598.

You may request copies of documents we have filed with the SEC, as well as copies of documents that appear on our website, from us, without charge, upon written or oral request to:

PMGC Holdings Inc.
120 Newport Center Drive
Newport Beach, CA 92660
Attn: Corporate Secretary
Telephone: (888) 445-4886

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Braeden Lichti
[*], 2026	Non-Employee, Non-Executive Chairman of the Board of Directors

Appendix A

PMGC HOLDINGS INC.

2025 EQUITY INCENTIVE PLAN

Effective Date: September 15, 2025

1. Purposes of the Plan. The purposes of this 2025 Equity Incentive Plan are:

●	to attract and retain the best available personnel for positions of substantial responsibility,

●	to provide additional incentive to Employees, Directors and Consultants, and

●	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Non-statutory Stock Options, Restricted Stock, and Restricted Stock Units, and other equity awards.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Compensation Committee of the Board or the Board, if the Compensation Committee of the Board does not exist, which administration will be executed, in any event, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means: (i) individually or collectively, a grant of Options, Restricted Stock, Restricted Stock Units, and other equity awards, each of such grants under the Plan; and (ii) awards made under the Company’s former equity incentive plan, the Amended 2020 Equity Incentive Plan.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means:

(i)	with respect to an Employee, (A) as such term is defined in the individual employment agreement or other engagement agreement between the Employee and the Company, or (B) if no such agreement is in place, then “Cause” mean any one of the following: (1) conviction of any felony involving moral turpitude or affecting the Company; (2) any failure to carry out, as an Employee of the Company a reasonable directive of the Chief Executive Officer, the Board or the Employee’s direct supervisor, which involves the business of the Company and which was capable of being lawfully performed by the Employee; (3) embezzlement or theft of funds of the Company; (4) any breach of the Employee’s fiduciary duties or duties of care of the Company (if any); including, without limitation, self-dealing, prohibited disclosure of confidential information of, or relating to, the Company, or engagement in any business competitive to the business of the Company; (5) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company, and (6) any other circumstances under which the Company is entitled to terminate Employee’s employment with the Company without paying the Employee severance pay under Applicable Laws;

(ii)	with respect to a Consultant, (A) as such term is defined in the individual engagement agreement between Northstrive and the Company or the Parent or Subsidiary, or (B) if no such agreement is in place, then “Cause” shall mean any one of the following: (1) conviction of any felony involving moral turpitude or affecting the Company; (2) any failure to carry out, as a Consultant of the Company, the Parent or Subsidiary a reasonable directive of the Chief Executive Officer, the Board or Northstrive’s direct supervisor, each at the Company, Parent, or Subsidiary (as applicable), which involves the business of the Company, the Parent, or Subsidiary (as applicable) and which was capable of being lawfully performed by Northstrive; (3) embezzlement or theft of funds of the Company, Parent, or Subsidiary; (4) any breach of Northstrive’s fiduciary duties or duties of care of the Company, Parent, or Subsidiary (if any, and as applicable); including, without limitation, self-dealing, prohibited disclosure of confidential information of, or relating to, the Company, or engagement in any business competitive to the business of the Company, Parent, or Subsidiary; (5) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company, Parent, or Subsidiary, and (6) any other circumstances under which the Company is entitled to terminate Consultant without reimbursing Northstrive under Applicable Laws;

(iii)	with respect to a Director, as such term is defined in the individual engagement between the Director and the Company, whether such engagement agreement is a Director Agreement, consulting agreement, or such other agreement.

(g) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further, and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation; or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h) “Common Stock” means the common stock of the Company, par value $0.0001.

(i) “Company” means PMGC Holdings Inc., a Nevada corporation, or any successor thereto.

(j) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(k) “Director” means a member of the Board.

(l) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m) “Effective Date” means the effective date of this Plan, September [*], 2025.

(n) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator using one of the valuation methods set forth in Section 1.409A-1(b)(5)(iv)(B)(2) of the Treasury Regulation. Such determination shall be conclusive and binding on all persons.

(r) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(s) “Non-statutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v) “Participant” means the holder of an outstanding Award.

(w) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(x) “Plan” means this 2025 Equity Incentive Plan.

(y) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(zz) “Restricted Stock Units” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8 of this Plan. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(aa) “Service Provider” means an Employee, Director or Consultant. For purposes of clarification, a member of the board of directors (or similar governing body) of any Subsidiary shall be deemed to be a Service Provider.

(bb) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(cc) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is [*] Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 12, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to this Section 3(b).

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan, provided that: (i) on the Effective Date, the Company shall reserve and keep available for issuance under this Plan no less than twenty five percent (25%) of the Shares issued and outstanding as of the Effective Date; (ii) notwithstanding anything to the contrary in this Plan, on January 1 of each calendar year after the Effective Date, the number of shares of Common Stock reserved and available for issuance under this Plan will automatically increase by an amount equal to the lesser of: (A) ten percent (10%) of the Shares issued and outstanding as of January 1 of the applicable calendar year; and (B) such lesser amount as determined by the Board, in its sole discretion; and (iii) on the occurrence of any event set forth in Section 12, the number of Shares reserved and available for issuance under this Plan will be adjusted pursuant to the terms of Section 12. Notwithstanding anything to the contrary in this Section 3(c) and subject to Section 17(b), any increases to the Shares reserved and issuable under this Plan other than as set forth in subclauses 3(c)(ii) and 3(c)(iii) herein will require stockholder approval.

4. Administration of the Plan.

(a) Procedure. The Plan will be administered by (A) the Compensation Committee or (B) the Board, if the Compensation Committee does not exist, and in any event, the Administrator shall administer the Plan in compliance with Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of the Compensation Committee, subject to the specific duties delegated by the Board to the Compensation Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 17(c)), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(d));

(x) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 13;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Non-statutory Stock Options, Restricted Stock, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Non-statutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d) Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than five (5) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement. Notwithstanding anything to the contrary set forth in this Plan, the exercise price of the Option may not be amended without approval of the Company’s shareholders and such amendment(s), if any, shall comply with Applicable Laws.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. Unless otherwise provided by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, any unvested portion of any applicable Awards will be forfeited and Shares covered by any vested portion of the applicable Awards that have not been issued to the Participant or its designees, as applicable, pursuant to the exercise or settlement thereof during the period beginning on the date of cessation of the Participant as a Service Provider until three (3) months thereafter will revert to the Plan Notwithstanding the immediately preceding sentence in this Section 6(f)(ii), if the Service Provider is terminated for Cause, any Award issued to such terminated Service Provider will be forfeited, regardless of any vested or unvested portion of such Award, and in the case of such forfeiture, the Shares covered by the Award will revert to the Plan.

(iii) Disability of Participant. Unless otherwise provided by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, (A) the vested portion of the Option shall remain exercisable for the amount set forth in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement), and if no time is specified in the Award Agreement, the vested portion of the Option shall remain exercisable for twelve (12) months following the Participant’s termination, and (B) the unvested portion shall remain exercisable for three (3) months following the Participant’s termination due to Disability, and after such three (3) months the Shares underlying the unvested portion of the Option will be forfeited and revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. Unless otherwise provided by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(g) Repricing of Options.  Notwithstanding anything to the contrary in this Plan, the terms of outstanding Awards may be amended without shareholder approval to reduce the exercise price of outstanding Options, or to cancel outstanding Options in exchange for cash, other Awards, or Options with an exercise price that is less than the exercise price of the original Option to the extent permitted by applicable law or the listing rules of the applicable trading market.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8. Restricted Stock Units.

(a) Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Unit Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units.

(c) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. A Restricted Stock Unit Award may vest upon completion of a specified period of service with the Company or a Subsidiary and/or based on the achievement of certain performance goals during the applicable performance period, as set forth in the Participant’s Award Agreement. If Restricted Stock Units vest based upon satisfaction of performance goals, then the Administrator will: (x) determine the nature, length and starting date of any performance period for the Restricted Stock Units; (y) select the performance goals to be used to measure the performance; and (z) determine what additional vesting conditions, if any, should apply.

(d) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(e) Dividend Equivalents. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof.

(f) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(g) Cancellation. On the date set forth in the Award Agreement, all Shares underlying any unvested, unlapsed, unearned Restricted Stock Units will be forfeited to the Company for future issuance.

9. Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to be exempt from the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

10. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-statutory Stock Option.

11. Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant.

12. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Company will adjust the number and class of Shares that is reserved and issuable under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent including, without limitation, that: (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 12(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.

For the purposes of this Section 12(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 12(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 12(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section 12 will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

13. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

15. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

16. Term of Plan. Subject to Section 20, the Plan will become effective upon its adoption by the Board. Unless sooner terminated under Section 17, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

17. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Additionally, the Company shall obtain stockholder approval for each of the following: (i) increases to the Shares reserved and issuable under the Plan other than as set forth in Section 3(c)(ii) to 3(c)(iii) of this Plan; (ii) any changes to the applicable prices Participants pay for applicable Awards made under this Plan, provided, however, that the terms of outstanding Awards may be amended without shareholder approval to reduce the exercise price of outstanding Options, or to cancel outstanding Options in exchange for cash, other Awards, or Options with an exercise price that is less than the exercise price of the original Option, pursuant to Section 6(g); (iii) changes to the Plan which would expand eligibility for Participant or potential Participants’ Awards; (iv) changes to the Plan which would materially increase Participants’ or potential Participants’ benefits available under the Plan; and (v) changes to the Plan which would expand the types of Awards provided under the Plan.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

20. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

21. Information to Participants. Beginning on the earlier of (i) the date that the aggregate number of Participants under this Plan is five hundred (500) or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (ii) the date that the Company is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Participants agree to keep the information to be provided pursuant to this Section 20 confidential. If a Participant does not agree to keep the information to be provided pursuant to this Section 20 confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 of the Securities Act.

22. Clawback. Awards are subject to any Company clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. The Administrator also may specify in an Award Agreement that the Participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. The Administrator may require a participant to forfeit, return or reimburse the Company all or a portion of the Award or shares issued under the Award, any amounts paid under the Award and any payments or proceeds paid or provided upon disposition of the shares issued under the Award in order to comply with such clawback policy or Applicable Laws.

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APPENDIX A

TO

PMGC HOLDINGS INC. 2025 EQUITY INCENTIVE PLAN

(for California residents only, to the extent required by 25102(o))

This Appendix A to the PMGC Holdings Inc. 2025 Equity Incentive Plan shall apply only to the Participants who are residents of the State of California and who are receiving an Award under the Plan. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix A. Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by Applicable Laws, the following terms shall apply to all Awards granted to residents of the State of California, until such time as the Administrator amends this Appendix A or the Administrator otherwise provides.

(a) The term of each Option shall be stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.

(b) Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”).

(c) If a Participant ceases to be a Service Provider, such Participant may exercise his or her Option within such period of time as specified in the Award Agreement, which shall not be less than thirty (30) days following the date of the Participant’s termination, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination.

(d) If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as specified in the Award Agreement, which shall be six (6) months following the date of the Participant’s termination, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination.

(e) If a Participant dies while a Service Provider, the Option may be exercised within such period of time as specified in the Award Agreement, which shall not be less than six (6) months following the date of the Participant’s death, to the extent the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) by the Participant’s designated beneficiary, personal representative, or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination.

(f) No Award shall be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the stockholders.

(g) In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award; provided, however, that the Administrator will make such adjustments to an Award required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

(h) This Appendix A shall be deemed to be part of the Plan and the Administrator shall have the authority to amend this Appendix A in accordance with Section 17 of the Plan.

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PMGC HOLDINGS INC.

2025 EQUITY INCENTIVE PLAN

FORM OF STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2025 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Stock Option Agreement (the “Option Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Name: [●]

Address: [●]

The undersigned Participant has been granted an Option to purchase Common Stock of PMGC Holdings Inc. (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:
Vesting Commencement Date:
Exercise Price per Share:
Total Number of Shares Granted:
Total Exercise Price:
Type of Option:	Incentive Stock Option
Non-statutory Stock Option
Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[●]

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13(c) of the Plan. Any exercise of an Incentive Stock Option beyond the periods described above will be deemed to be a Non-statutory Stock Option.

II. AGREEMENT

1. Grant of Option. The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Option Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), or other amount set forth in that Code Section, this Option shall be treated as a Non-statutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. Subject to the Termination Period set forth in the Notice of Option Grant, this Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement. If application of the applicable vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month the Option shall become exercisable for the full remainder of the Shares.

(b) Method of Exercise. This Option shall be exercisable by Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. Simultaneous with the execution and delivery of the Exercise Notice, as requested by the Company, Participant shall also execute and deliver a counterpart signature page or joinder to any shareholders agreement, voting agreement and/or any other similar documentation applicable to the holders of Common Stock of the Company (“Stockholders Agreements”). This Option shall be deemed to be exercised upon receipt by the Company of (i) a fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding, and (ii) a counterpart signature page or joinder to the Stockholders Agreements. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

(c) Limits on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Securities and Exchange Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law. The exercise of this Option may be contingent upon the Participant’s execution and delivery of any right of first refusal and co-sale agreement, stockholders agreement and/or any similar agreement as the Company may require in its sole discretion.

7. Non-Transferability of Option. This Option (and, prior to exercise, the Shares subject to this Option) may not be pledged, hypothecated or otherwise transferred or disposed of in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than (i) by will or the laws of descent or distribution or (ii) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act of 1933, as amended) through gifts or domestic relations orders. This Option may be exercised during the lifetime of Participant only by Participant.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant because of the early disposition by payment in cash or out of current wages or other compensation payable to the Participant.

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs, including state and federal taxes, related to such a determination.

10. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in Section 7 (the “Right of First Refusal”) of the Exercise Notice.

11. Stockholders Agreement. Participant shall not be permitted to assign any Shares except in compliance with the terms, conditions and restrictions set forth in the Stockholders Agreement.

12. Privileges of Stock Ownership. The Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.

13. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of New York.

14. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

<Signature Page Follows>

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	PMGC HOLDINGS INC.

Signature	Signature

Print Name	Print Name

Title

Residence Address

EXHIBIT A

2025 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

PMGC Holdings Inc.

120 Newport Center Drive, Suite 249

Newport Beach, California 92660

Attention: Chief Executive Officer

1. Option. The person named below (the “Purchaser”) was granted an option (the “Option”) to purchase shares of Common Stock of PMGC Holdings Inc. (the “Company”) pursuant to the Company’s 2025 Equity Incentive Plan (the “Plan”), by the Notice of Stock Option Grant (the “Grant Notice”) and the Stock Option Agreement (the “Stock Option Agreement”) attached thereto, as described below.

Purchaser’s Name:

Social Security Number:

Address:

Date of Option Grant:

Number of Shares Initially Subject to Option:

Exercise Price per Share:

Type of option:	☐ Incentive	☐ Nonqualified

2. Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares, as authorized by the Grant Notice and the Stock Option Agreement:

Total Shares Purchased:
Total Exercise Price:

(Total Shares Purchased multiplied by the Exercise Price per Share)

3. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option in the following form(s), as authorized by my Stock Option Agreement:

☐ Cash (by check, with a copy attached hereto as Attachment 3):
☐ Cancellation of indebtedness of the Company owed to me:	$

☐ Tender of ___________ fully paid, nonassessable and vested shares of Company Common Stock (such shares must meet the eligibility requirements set forth in Section 6(e)(iii) of the Plan):	$
☐ Waiver of compensation due or accrued for services:	$

4. Title to Shares. The exact spelling of the name(s) under which I will take title to the Shares is:

____________________________________________________

____________________________________________________

I desire to take title to the Shares as follows:

☐ Individual, as separate property

☐ Husband and wife, as community property

☐ Joint Tenants

5. Representations of Participant. Participant acknowledges that Participant has received, read and understands the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

6. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

7. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 7 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name and address of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and (v) that the Holder acknowledges that the Notice is an offer to sell the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all or with the consent of Holder, less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Section 7(c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 7 shall be the Offered Price; provided, however, if the Offered Price consists of no legal consideration (as, for example, in the case of transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Board of Directors of the Company. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 7, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 7 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 7 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 7. “Immediate Family” as used herein shall mean spouse or lineal descendant of Participant (whether natural or adopted). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 7, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 7.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

8. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

The Administrator reserves the right to include any other legends or restrictions on all certificates for Shares delivered as the Administrator recommends or deems advisable.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Stockholders’ Agreement; Spousal Consent. As a condition for issuance of any Shares pursuant to this Exercise Notice, the Company may require Participant to execute and be bound by any right of first refusal and co-sale agreement, voting agreement, stockholders’ agreement or other similar agreement in existence at the time of exercise if such agreement applies to holders of the common stock of the Company. Additionally, if Participant is married on the date of this Exercise Notice, Participant’s spouse shall, as a condition of the Company’s obligations hereunder, execute and deliver to the Company a consent of spouse in the form attached as Exhibit C and/or such other form as the Company may require.

11. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

12. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

13. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, without regard to the choice of law rules, of New York. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

14. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

<signature page follows>

Submitted by:	Accepted by:

PARTICIPANT	PMGC HOLDINGS INC.

Signature	Signature

Print Name	Print Name

Address:	Title

Address:

120 Newport Center Drive, Suite 249
Newport Beach, California 92660

Date Received

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

PMGC HOLDINGS INC.

By:
Name:
Title:

Address:

GRANTEE:

(Signature)

(Name)

Address:

SSN:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:
COMPANY	:	PMGC HOLDINGS INC.
SECURITY	:	COMMON STOCK
AMOUNT	:
DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT C

SPOUSAL CONSENT

The undersigned spouse of Participant has read, understands, and hereby approves the Exercise Notice between Participant and the Company (the “Agreement”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest and any other interest shall similarly be bound by and subordinate to the requirements of the Agreement. The undersigned hereby appoints Participant as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement, and the undersigned hereby agrees that the Company and the other shareholders of the Company need not seek any further consent from me and may deal solely with Participant in connection with all matters under the Agreement.

Participant’s Spouse

Address:

FORM OF RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (this “Agreement”) is made and entered into as of _______________ (the “Grant Date”) by and between PMGC Holdings Inc., a Nevada corporation (the “Company”), and ______________ (the “Grantee”).

WHEREAS, the Company has adopted the 2025 Equity Incentive Plan (the “Plan”) pursuant to which awards of Restricted Stock may be granted; and

WHEREAS, the Administrator has determined that it is in the best interests of the Company and its stockholders to grant the award of Restricted Stock provided for herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. Grant of Restricted Stock. Pursuant to Section 7 of the Plan, the Company hereby issues to the Grantee on the Grant Date a Restricted Stock Award consisting of, in the aggregate, _________ shares of Common Stock of the Company (the “Restricted Stock”), on the terms and conditions and subject to the restrictions set forth in this Agreement and the Plan. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

2. Consideration. The grant of the Restricted Stock is made in consideration of the services to be rendered by the Grantee to the Company.

3. Restricted Period; Vesting.

3.1. Except as otherwise provided herein, provided that the Grantee remains in Continuous Service through the applicable vesting date, and further provided that any additional conditions and performance goals set forth in Schedule I have been satisfied, the Restricted Stock will vest in accordance with the following schedule:

Vesting Date	Shares of Common Stock
[*]	[*]
[*]	[*]

The period over which the Restricted Stock vests is referred to as the “Restricted Period.”

3.2. The foregoing vesting schedule notwithstanding, if the Grantee’s continuous service terminates for any reason at any time before all of his or her Restricted Stock has vested other than death or retirement (in the case of a Director), termination of the Grantee’s continuous service is terminated by the Company, Parent, or Subsidiary (as applicable) for Disability, the Grantee’s unvested Restricted Stock shall be automatically forfeited upon such termination of Continuous Service and neither the Company, nor any Parent or Subsidiary, shall have any further obligations to the Grantee under this Agreement.

3.3. The foregoing vesting schedule notwithstanding, in the event of the Grantee’s death or if the Grantee’s Continuous Service is terminated by the Company, Parent, or Subsidiary for Disability, 100% of the unvested Restricted Stock shall vest as of the date of such termination.

4. Restrictions. Subject to any exceptions set forth in this Agreement or the Plan, during the Restricted Period, the Restricted Stock or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Restricted Stock or the rights relating thereto during the Restricted Period shall be wholly ineffective and, if any such attempt is made, the Restricted Stock will be forfeited by the Grantee and all of the Grantee’s rights to such shares shall immediately terminate without any payment or consideration by the Company.

5. Rights as Stockholder; Dividends.

5.1. The Grantee shall be the record owner of the Restricted Stock until the shares of Common Stock are sold or otherwise disposed of, and shall be entitled to all of the rights of a stockholder of the Company including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares. Notwithstanding the foregoing, any dividends or other distributions shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

5.2. The Company may issue stock certificates or evidence the Grantee’s interest by using a restricted book entry account with the Company’s transfer agent. Physical possession or custody of any stock certificates that are issued may be retained by the Company until such time as the Restricted Stock vests.

5.3. If the Grantee forfeits any rights he or she has under this Agreement in accordance with Section 3, the Grantee shall, on the date of such forfeiture, no longer have any rights as a stockholder with respect to the Restricted Stock and shall no longer be entitled to vote or receive dividends on such shares.

6. No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Grantee any right to be retained in any position, as an Employee, Consultant or Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Grantee’s Continuous Service at any time, with or without Cause.

7. Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the shares of Common Stock shall be adjusted or terminated in any manner as contemplated by Section 11 of the Plan.

8. Tax Liability and Withholding.

8.1. The Grantee shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Grantee pursuant to the Plan, the amount of any required withholding taxes in respect of the Restricted Stock and to take all such other action as the Administrator deems necessary to satisfy all obligations for the payment of such withholding taxes. The Administrator may permit the Grantee to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Grantee as a result of the vesting of the Restricted Stock; provided, however, that no shares of Common Stock shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock.

8.2. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant or vesting of the Restricted Stock or the subsequent sale of any shares; and (b) does not commit to structure the Restricted Stock to reduce or eliminate the Grantee’s liability for Tax-Related Items.

9. Section 83(b) Election. The Grantee may make an election under Code Section 83(b) (a “Section 83(b) Election”) with respect to the Restricted Stock. Any such election must be made within thirty (30) days after the Grant Date. If the Grantee elects to make a Section 83(b) Election, the Grantee shall provide the Company with a copy of an executed version and satisfactory evidence of the filing of the executed Section 83(b) Election with the US Internal Revenue Service. The Grantee agrees to assume full responsibility for ensuring that the Section 83(b) Election is actually and timely filed with the US Internal Revenue Service and for all tax consequences resulting from the Section 83(b) Election.

10. Compliance with Law. The issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Grantee understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

11. Legends. A legend may be placed on any certificate(s) or other document(s) delivered to the Grantee indicating restrictions on transferability of the shares of Restricted Stock pursuant to this Agreement or any other restrictions that the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any applicable federal or state securities laws or any stock exchange on which the shares of Common Stock are then listed or quoted.

12. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Grantee under this Agreement shall be in writing and addressed to the Grantee at the Grantee’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

13. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of New York without regard to conflict of law principles.

14. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Administrator for review. The resolution of such dispute by the Administrator shall be final and binding on the Grantee and the Company.

15. Restricted Stock Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s stockholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

16. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Grantee and the Grantee’s beneficiaries, executors, administrators and the person(s) to whom the Restricted Stock may be transferred by will or the laws of descent or distribution.

17. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

18. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Restricted Stock in this Agreement does not create any contractual right or other right to receive any Restricted Stock or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment with the Company.

19. Amendment. The Administrator has the right to amend, alter, suspend, discontinue or cancel the Restricted Stock, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Grantee’s material rights under this Agreement without the Grantee’s consent.

20. No Impact on Other Benefits. The value of the Grantee’s Restricted Stock is not part of his normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

21. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

22. Acceptance. The Grantee hereby acknowledges receipt of a copy of the Plan and this Agreement. The Grantee has read and understands the terms and provisions thereof, and accepts the Restricted Stock subject to all of the terms and conditions of the Plan and this Agreement. The Grantee acknowledges that there may be adverse tax consequences upon the grant or vesting of the Restricted Stock or disposition of the shares and that the Grantee has been advised to consult a tax advisor prior to such grant, vesting or disposition.

[SIGNATURE PAGE FOLLOWS]

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (the “Agreement”) between PMGC Holdings Inc., a Nevada corporation (the “Company”) and [*] (the “Award Recipient”) is effective as of [*] (the “Effective Date”). Any undefined terms appearing herein as defined terms shall have the same meaning as they do in the Company’s 2025 Equity Incentive Plan, as amended and/or restated from time to time (the “Plan”). The Company will provide a copy of the Plan to the Award Recipient upon request. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

WITNESSETH:

1. Award of Restricted Stock Units. Pursuant to the provisions of the Plan, the Company hereby awards the Award Recipient, subject to the terms and conditions of the Plan (incorporated herein by reference), and subject further to the terms and conditions in this Agreement, [*] restricted stock units (“RSUs” or the “Award”). Each RSU shall represent an unfunded, unsecured right for the Award Recipient to receive one (1) share of Common Stock, as described in this Agreement.

2. Ownership Rights. The Award Recipient has no voting or other ownership rights in the Company arising from the award of RSUs under this Agreement.

3. Dividends. The Award Recipient shall be credited with dividend equivalents equal to the dividends the Award Recipient would have received if the Award Recipient had been the owner of a number of shares of Common Stock equal to the number of RSUs credited to the Award Recipient on such dividend payment date (the “Dividend Equivalent”). Any Dividend Equivalent deriving from a cash dividend shall be converted into additional RSUs based on the Fair Market Value of Common Stock on the dividend payment date. Subject to the Plan, any Dividend Equivalent deriving from a dividend of shares of Common Stock shall be converted into additional RSUs on a one-for-one basis. The Award Recipient shall continue to be credited with Dividend Equivalents until the Settlement Date (defined below) (or, if applicable, the forfeiture of the corresponding Award). The Dividend Equivalents so credited shall be subject to the same terms and conditions as the corresponding Award, and they shall vest (or, if applicable, be forfeited) and be settled in the same manner and at the same time as the corresponding Award, as if they had been granted at the same time as such Award.

4. Vesting of Award. The unvested portion of the Award is subject to forfeiture. Subject to the terms of the Plan and this Agreement, including without limitation, fulfillment of the employment requirements in paragraph 8 below, the Award will vest in accordance with the following schedule (except in the case of the Award Recipient’s earlier Separation from Service due to death or Disability or an earlier Change of Control Transaction, as set forth in paragraph 6 below): [Percentage or fraction] of the RSUs covered by this Award shall vest on [Vesting Schedule] of the Effective Date of this Award, provided, however, that, any RSU representing a fractional share of Common Stock shall accumulate and vest on the next following vesting date on which the aggregate of vested fractional shares represents a whole share of Common Stock.

5. Settlement. Once vested, the Award will be settled as follows:

In General. Subject to paragraph 11 of this Agreement the Award will be settled in Common Stock. Subject to the terms of the Plan, settlement of the vested portion of the Award shall occur on [*] (or if such date is not a business day, the business day immediately following such date); or, in the case of (i) the Award Recipient’s termination from service due to death or Disability or (ii) a Change of Control Transaction, settlement of the Award shall occur as of such earlier date set forth in paragraph 6 hereof (the “Settlement Date”). As soon as practicable (but in no event more than 30 days) following the Settlement Date, the Company shall , issue or cause there to be transferred to the Award Recipient (or, in the case of the Award Recipient’s death, to the Award Recipient’s designated beneficiary or estate, as applicable or, in the case of the Award Recipient’s Disability, to the Award Recipient’s guardian or legal representative, if applicable and if permissible under applicable law) a number of whole shares of Common Stock equal to the aggregate number of RSUs (rounded down to a whole number) granted to the Award Recipient under this Agreement (including, without limitation, the RSUs attributable to Dividend Equivalents) that are vested as of the Settlement Date (the “Settlement Shares”). Notwithstanding the foregoing, if the Award Recipient’s termination from service occurs due to Disability, any such settlement of the Award by reason of such termination from Service shall be delayed for six months from the date of the Award Recipient’s Separation from Service if the Participant is considered a “specified employee” for purposes of Section 409A of the Code (as determined in accordance with the methodology established by the Company as in effect on the date of Separation from Service).

(a) Termination of Rights. Upon the issuance or transfer of Settlement Shares in settlement of the Award (including, without limitation, the RSUs attributable to Dividend Equivalents), the Award shall be settled in full and the Award Recipient (or his or her designated beneficiary or estate, in the case of death) shall have no further rights with respect to the Award.

(b) Certificates or Book Entry. As of the Settlement Date, the Company shall, at the discretion of the Administrator or its designee, either issue one or more certificates in the Award Recipient’s name for such Settlement Shares or evidence book-entry registration of the Settlement Shares in the Award Recipient’s name (or, in the case of death, to the Award Recipient’s designated beneficiary, if any). No fractional shares of Common Stock shall be issued in settlement of the RSUs, and any fractional share of Common Stock that would otherwise be Settlement Stock as of the Settlement Date shall be settled through a cash payment based on the Fair Market Value of a share of Common Stock.

(c) Conditions to Delivery. Notwithstanding any other provision of this Agreement, the Company shall not be required to evidence book-entry registration or issue or deliver any certificate or certificates representing Settlement Shares in the event the Company reasonably anticipates that such registration, issuance or delivery would violate Federal securities laws or other applicable law; provided that the Company must evidence book-entry registration or issue or deliver said certificate or certificates at the earliest date at which the Company reasonably anticipates that such registration, issuance or delivery would not cause such violation.

(d) Legends. The Settlement Shares shall be subject to such stop transfer orders and other restrictions as the Administrator may deem reasonably advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Settlement Shares are listed, any applicable Federal or state laws or the Company’s Articles of of Incorporation, as amended, and Bylaws, and the Administrator may cause a legend or legends to be put on or otherwise apply to any certificates or book-entry position representing Settlement Shares to make appropriate reference to such restrictions.

6. Accelerated Vesting and Settlement on Change of Control Transaction and Termination From Service Due to Death and Disability. Notwithstanding anything in this Agreement to the contrary:

(a) Upon a Change of Control, the Award (including, without limitation, the RSUs attributable to Dividend Equivalents) shall immediately and fully vest and become nonforfeitable, and such Award shall be settled as soon as practicable (but in no event more than 30 days) following the date of such Change of Control; provided, however, that, in the event that such Change of Control does not qualify as an event described in Section 409A(a)(2)(A)(v) of the Code and the regulations thereunder, the Award shall not be settled until the first Settlement Date that is also a permissible payment event under Section 409A of the Code and the regulations thereunder (but shall not be subject to the forfeiture provisions of paragraph 8 hereof following such Change of Control).

(b) In the event of the Award Recipient’s Separation from Service due to death or Disability, the Award (including, without limitation, the RSUs attributable to Dividend Equivalents) shall immediately and fully vest and become nonforfeitable effective as of the date of the Award Recipient’s Separation from Service due to death or Disability, and such Award shall be settled as soon as practicable (but in no event more than 30 days) following the date of such Award Recipient’s Separation from Service due to death or Disability, as applicable.

(c) The Administrator shall have the sole and absolute discretion to determine whether the Award Recipient’s Separation from Service is by reason of Disability, as defined by the Plan and in accordance with Section 409A of the Code.

7. Cancellation of Award. The Administrator has the right to cancel for no consideration all or any portion of the Award in accordance with the Plan if the Award Recipient has been terminated for Cause. The Administrator shall have the power and authority to suspend the vesting of or the right to receive Settlement Shares in respect of all or any portion of the Award if the Administrator makes in good faith the determination described in the preceding sentence. Any such suspension of an Award shall remain in effect until the suspension shall be presented to and acted on by the Administrator at its next meeting.

8. Service Requirements. Except as provided in this Agreement, in order to vest in and not forfeit the Award (or portion thereof, as the case may be), the Award Recipient must remain a Service Provider. If there is a termination from service for any reason (other than due to death or Disability) before a portion of the Award has fully vested, the Award Recipient will forfeit any portion of the Award and corresponding Dividend Equivalents that have not vested as of the date of such termination of service, unless otherwise provided by the Administrator.

9. No Right to Continued Service. Nothing in the Plan or this Agreement shall confer on the Award Recipient any right to continue as a Service Provider to the Company, the Parent, or a Subsidiary for any given period or on any specified terms nor in any way affect the Company’s, the Parent’s, or the Subsidiary’s right to terminate the Award Recipient’s employment without prior notice at any time for any reason or for no reason.

10. Transferability. Unless otherwise determined by the Administrator, the RSUs subject to this Award (including, without limitation, Dividend Equivalents) may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Award Recipient otherwise than by will or by the laws of intestacy, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company, Parent, or Subsidiary; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

11. Adjustment in Award. The number of shares of Common Stock underlying this Award shall be subject to adjustment in accordance with Section 12 of the Plan, and the Administrator shall be authorized to make such other equitable adjustments of the Award or shares of Common Stock issuable pursuant thereto so that the value of the interest of the Award Recipient shall not be decreased by reason of the occurrence of such event. Any such adjustment shall be deemed conclusive and binding on the Company, the Award Recipient, his or her beneficiaries and all other interested parties.

12. Administration; Amendment. This Award has been made pursuant to a determination by the Administrator and/or the Board of Directors of the Company, and the Administrator shall have plenary authority to interpret, in its sole and absolute discretion, any provision of this Agreement and to make any determinations necessary or advisable for the administration of this Agreement. All such interpretations and determinations shall be final and binding on all persons, including the Company, the Award Recipient, his or her beneficiaries and all other interested parties. Subject to the terms of the Plan, this Agreement may be amended, in whole or in part, at any time by the Administrator; provided, however, that no amendment to this Agreement may adversely affect the Award Recipient’s rights under this Agreement without the Award Recipient’s consent except such an amendment made to cause the Award to comply with applicable law, stock exchange rules or accounting rules.

13. Binding Nature of Plan. The Award is subject to the Plan. The Award Recipient agrees to be bound by all terms and provisions of the Plan and related administrative rules and procedures, including, without limitation, terms and provisions and administrative rules and procedures adopted and/or modified after the granting of the Award. In the event any provisions hereof are inconsistent with those of the Plan, the provisions of the Plan shall control, except to the extent expressly modified herein pursuant to authority granted under the Plan.

14. Compliance with Laws and Regulations. The Award and the obligation of the Company to deliver the Settlement Shares subject to the Award are subject to compliance with all applicable laws, rules and regulations, to receipt of any approvals by any government or regulatory agency as may be required, and to any determinations the Company may make regarding the application of all such laws, rules and regulations.

15. Notices. Any notice to the Company under this Agreement shall be in writing to the following address:

PMGC Holdings Inc.

120 Newport Center Drive, Suite 249

Newport Beach, CA 92660

Email: bensler.g@pmgcholdings.com

The Company will address any notice to the Award Recipient to his or her current address according to the Company’s personnel files. All written notices provided in accordance with this paragraph shall be deemed to be given when (a) delivered to the appropriate address(es) by hand or by a nationally recognized overnight courier service (costs prepaid); (b) sent by email; or (c) received by the addressee, if sent by U.S. mail to the appropriate address or by Company inter-office mail to the appropriate mail code. Either party may designate in writing some other address or facsimile number for notice under this Agreement.

16. Withholding. The Award Recipient authorizes the Company to withhold from his or her compensation, including the RSUs granted hereunder and the Settlement Shares issuable hereunder, to satisfy any income and employment tax withholding obligations in connection with this Award. No later than the date as of which an amount first becomes includible in the gross income of the Award Recipient for federal income tax purposes with respect to any Settlement Shares subject to this Award, the Award Recipient shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all federal, state and local income and employment taxes that are required by applicable laws and regulations to be withheld with respect to such amount. The Award Recipient agrees that the Company may delay delivery of the Settlement Shares until proper payment of such taxes has been made by the Award Recipient. Unless determined otherwise by the Administrator, the Award Recipient may satisfy such obligations under this paragraph 16 by any method authorized under the Plan.

17. Voluntary Participation. Participation in the Plan is voluntary. The value of the Award is an extraordinary item of compensation outside the scope of the Award Recipient’s employment contract, if any. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

18. Force and Effect. The various provisions of this Agreement are severable in their entirety. Any judicial or legal determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

19. Successors. This Agreement shall be binding upon and inure to the benefit of the successors of the respective parties.

20. Applicable Law. The validity, construction and effect of this Agreement and any rules and regulations relating to the Agreement shall be determined in accordance with the laws of the State of New York, unless preempted by federal law, and also in accordance with Internal Revenue Code Section 409A and any interpretive authorities promulgated thereunder.

IN WITNESS WHEREOF, this Agreement has been executed by an appropriate officer of PMGC Holdings Inc. and by the Award Recipient, both as of the day and year first above written.

PMGC HOLDINGS INC.

By:
Name:
Title:

AWARD RECIPIENT

Name:

Appendix B

FORM OF CERTIFICATE OF AMENDMENT
OF
THE BYLAWS
OF
PMGC HOLDINGS INC.

I, Graydon Bensler, in my capacity as acting Secretary of PMGC Holdings Inc., a Nevada corporation (the “Company”), certify that (i) on [*], 2026, the Board of Directors of the Company (the “Board”) adopted that certain Unanimous Written Consent of the Board, which, among other things, authorized and approved an amendment to the bylaws of the Company (the “Bylaws,” and such amendment, the “Amended Bylaws”) as provided below, pursuant to Article XI of the Bylaws and (ii) on [*], 2026, the shareholders of the Company approved of the Amended Bylaws.

NOW, THEREFORE, the Bylaws are hereby amended as follows:

1. Article IV, Section 3 of the Bylaws shall be amended and restated in its entirety as follows:

“Section 3. Term of Directors

(a) The Board of Directors of the corporation shall be classified into two classes, each with staggered terms, with the number of directors in Class I to be determined by the Board of Directors in its sole discretion, and the number of directors in Class II comprised of the remaining number of directors from such number initially fixed by the Board of Directors. Directors in each class shall be elected at the annual meeting of stockholders of the corporation for which each director’s term is expiring. Such staggered terms will begin following the election of directors at the 2027 annual meeting of stockholders. The directors initially elected in Class I will serve until the 2030 annual meeting of stockholders and the election and qualification of their successors. The directors initially elected in Class II will serve until the 2028 annual meeting of stockholders and the election and qualification of their successors. At each successive annual meeting of stockholders, Class II directors will be up for election for a one-year term, and at each third annual meeting of stockholders following the 2027 annual meeting of stockholders, Class I directors will be up for election for three-year terms.

Any director appointed by the Board of Directors of the corporation to fill a vacancy of a director that resigns, retires, is removed, or otherwise ceases to serve prior to the end of such director’s term in office, shall hold office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier resignation, removal or death.

No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(b) No person entitled to vote at an election for directors may cumulate votes to which such person is entitled.”

2. Except as hereinabove mentioned and modified, the Bylaws shall remain in full force and effect.

Dated: [    ], 2026

By:
Graydon Bensler
Acting Secretary

B-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DLAB2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00362-P53717 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PMGC Holdings Inc.

The Board of Directors recommends you vote FOR Proposals 1, 2, 3, and 4.

1. Election of Directors to be elected for terms expiring in 2027.

Nominees:	For	Against	Abstain
1a. Braeden Lichti	☐	☐	☐
1b. Graydon Bensler	☐	☐	☐
1c. George Kovalyov	☐	☐	☐
1d. Juliana Daley	☐	☐	☐
1e. Jeffrey Parry	☐	☐	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Shareholders Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T00363-P53717

Proxy

This Proxy is Solicited on Behalf of the Board of Directors of PMGC Holdings Inc.

The shareholder(s) hereby appoint(s) Graydon Bensler and Braeden Lichti, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Series B Preferred Stock of PMGC Holdings Inc. that the shareholder(s) is/are entitled to vote at the 2026 Annual Shareholders Meeting to be held at www.virtualshareholdermeeting.com/DLAB2026, on June 5, 2026, at 9:30 a.m. PST, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side